SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       |X|
Filed by a party other than the Registrant    |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
|X|  Definitive Proxy Statement                 Commission Only (as permitted by
|_|  Definitive Additional Materials            Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ADEPT TECHNOLOGY, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transactions applies:

(2)   Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing party:

(4)   Date filed:

                            ADEPT TECHNOLOGY, INC.

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held January 23, 2004

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Adept Technology, Inc., a California corporation, will be held on Friday, January 23, 2004 at 8:00 a.m. local time, at Adept's principal executive offices located at 3011 Triad Drive, Livermore, California 94551, for the following purposes:

        1. To elect five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

        2. To approve the 2003 Stock Option Plan;

        3. To ratify the selection of Ernst & Young LLP to serve as the independent auditors of Adept for its fiscal year ending June 30, 2004; and

        4. To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

     Whether or not you plan to attend the meeting, please vote as soon as possible.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on December 12, 2003 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                        By  Order  of the Board of Directors of
                                        Adept Technology, Inc.


                                        /s/ Ronald E. F. Codd

                                        Ronald E. F. Codd
                                        Secretary

Livermore, California
December 19, 2003

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING WHETHER OR NOT YOU ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                            ADEPT TECHNOLOGY, INC.

                             ---------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------
                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the board of directors of Adept Technology, Inc., a California corporation, for use at the annual meeting of shareholders to be held Friday, January 23, 2004 at 8:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes specified in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held at the principal executive offices of Adept located at 3011 Triad Drive, Livermore, California 94551. Adept's telephone number at that location is (925) 245-3400.

     When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting according to the instructions of the shareholder. If no specific instructions are given, the shares will be voted:

     o for the election of the nominees for directors listed in this proxy statement;

     o   to approve the 2003 Stock Option Plan;

     o to ratify the selection of Ernst & Young LLP to serve as the independent auditors of Adept for the fiscal year ending June 30, 2003; and

     o   at the discretion of the proxy holders, upon such other business as may
         properly  come  before  the  annual  meeting  or  any   adjournment  or
         postponement thereof.

     These proxy solicitation materials were first mailed on or about December 19, 2003 to all shareholders entitled to vote at the annual meeting. Adept's Annual Report to Shareholders for the fiscal year ended June 30, 2003, including financial statements, was first mailed to Adept's shareholders of record as of October 17, 2003. A copy of Adept's Annual Report to Shareholders is being mailed concurrently with these proxy solicitation materials to those shareholders entitled to vote at the annual meeting who became shareholders of record of Adept on or after October 18, 2003.

Record Date and Shares Outstanding

     Shareholders of record at the close of business on December 12, 2003, referred to in this proxy statement as the record date, are entitled to notice of and to vote at the annual meeting. As of the record date, 29,652,510 shares of Adept's common stock, no par value, were issued and outstanding.

Revocability of Proxies

     Any proxy given as a result of this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Adept a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting; Quorum; Abstentions; Broker Non-Votes

     Each holder of common stock is entitled to one vote for each share of common stock held by that shareholder on the record date.

     o Proposal One: each shareholder voting on Proposal One, the election of directors, may cumulate the shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the meeting, before the voting, of the intention to cumulate the shareholder's votes. The candidates receiving the highest number of votes shall be elected. Votes against any candidate and votes withheld will have no legal effect.

     o Proposal Two: for Proposal Two, the approval of the 2003 Stock Option Plan, each share of common stock has one vote.

     o Proposal Three: for Proposal Three, the ratification of the selection of Ernst & Young LLP to serve as the independent auditors of Adept for the fiscal year ending June 30, 2004, each share of common stock has one vote.

     A quorum comprising the holders of a majority of the outstanding shares of stock entitled to vote on the record date must be present or represented by proxy to transact business at the annual meeting. If the persons present or represented by proxy constitute less than a majority of the outstanding stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

     Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast regarding any particular proposal. Therefore, abstentions and broker non-votes are not counted for Proposal One, the election of directors. For Proposal Two, the approval of the 2003 Stock Option Plan and Proposal Three, the ratification of the appointment of independent auditors, each of which requires the affirmative vote of a majority of votes present or represented by proxy and voting at the meeting, broker non-votes and abstentions will have no effect; however, because the affirmative vote of a majority of the quorum is required, if the number of abstentions or broker non-votes results in the votes "for" a proposal not equaling at least a majority of the quorum, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal. Additionally, in the
absence   of  an  exemption  from  registration  or  a  waiver  from  regulatory authorities, to comply with requirements for registration under California state securities laws, the 2003 Stock Option Plan must be approved by the majority of outstanding securities entitled to vote. Accordingly, Adept is seeking the approval of the majority of outstanding securities entitled to vote on this proposal.

Recommendations of the Board of Directors

     Adept's Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal One); FOR the 2003 Stock Option Plan (Proposal Two); and FOR the ratification of appointment of Ernst & Young LLP as Adept's independent auditors for the fiscal year ending June 30, 2004 (Proposal Three).

     Brokers generally may not vote your shares without instructions from you on Proposal Two, the adoption of the 2003 Stock Option Plan, but may vote your shares on: Proposal One, the election of directors; Proposal Three, the ratification of independent auditors; and other routine matters that may come before the annual meeting.

     Votes  will  be  tabulated  by the inspector of elections appointed for the
meeting,   who   will   separately  tabulate  affirmative  and  negative  votes,
abstentions and broker non-votes.

Solicitation of Proxies

     The cost of this solicitation will be borne by Adept. In addition, Adept may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of Adept's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

Stockholders Sharing the Same Last Name and Address

     Adept has adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission, or SEC, for certain beneficial owners of its common stock. In accordance with this procedure, we are delivering only one copy of the annual report and proxy statement to certain shareholders who share the same address and have the same last name, unless we have received contrary instructions from an affected shareholder. This procedure is designed to reduce duplicate mailing and save significant printing and postage costs as well as natural resources. Shareholders who participate in householding will continue to receive separate proxy cards.

     If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Adept's Corporate Secretary in writing at 3011 Triad Drive, Livermore, California 94551, or call Adept at (925) 245-3400. Adept will deliver a separate copy of the annual report and/or proxy statement to you promptly upon receipt of your request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

     A board of five directors is to be elected at the annual meeting. The board of directors of Adept has authorized the nomination at the annual meeting of the persons named in this proxy statement as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Adept's five nominees named below. All of the nominees are presently directors of Adept. In the event that any nominee of Adept is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who will be designated by the current board of directors to fill the vacancy. Adept is not aware of any nominee who will be unable or will decline to serve as a director. The board of directors will consider the names and qualifications of candidates for the board submitted by shareholders in accordance with the procedures set forth in "Shareholder Proposals" at the end of this proxy statement and Adept's bylaws. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner that is in accordance with cumulative voting and that will assure the election of as many of the nominees listed below as possible, and, in this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified.

Vote Required

     If a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the board of directors. Abstentions and broker non-votes are not counted in the election of directors.

Nominees
     The names of the nominees and certain information about their business experience are set forth below:

            Name of Nominee             Age              Position(s) with Adept             Director Since
-------------------------------------- -----  -------------------------------------------  ---------------
Robert H. Bucher .....................  48    Chairman of the Board and Chief Executive         2003
                                              Officer
Ronald E. F. Codd (1)(2)(3) ..........  48    Director and Secretary                            1998
Michael P. Kelly (1)(2)(3) ...........  55    Director (Lead Independent Director)              1997
Robert J. Majteles ...................  39    Director                                          2003
Cary R. Mock (1)(2)(3) ...............  60    Director                                          1990

------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating and Corporate Governance Committee.

     There is no family relationship between any director or executive officer of Adept.

     Robert H. Bucher has served as Adept's Chief Executive Officer and as Chairman of the Board of Directors since November 4, 2003. Prior to joining Adept, Mr. Bucher was a consultant providing management advisory and financial investment to pre-IPO technology product and service businesses. From 1998 to 2001, Mr. Bucher was President and Chief Executive Officer of Norsat International Inc., a Canadian company that evolved under his leadership from a manufacturer and distributor of satellite components to a digital media infrastructure solution provider. Mr. Bucher held the position of Executive Vice President of Worldwide Operations at Measurex Corporation, an optimization, automation and solution system provider to the process industries from 1995 to 1998. Meaurex was acquired by Honeywell International in 1996. Previous positions at Measurex included President of Measurex's Vancouver, B.C. subsidiary from 1992 to 1995, and Vice President of Corporate Marketing from 1989 to 1992. Mr. Bucher holds a B.S. degree in Engineering.

     Ronald E.F. Codd has served as a director of Adept since February 1998. In December 2003, Mr. Codd was appointed Corporate Secretary of Adept. Since May 2002, Mr. Codd has worked as an independent consultant. From January 1999 until April 2002, Mr. Codd served as the Chief Executive Officer and President of Momentum Business Applications, Inc., a spin-off of PeopleSoft, Inc. that developed certain enterprise software products. From September 1991 to December 1998, Mr. Codd served as Chief Financial Officer and Secretary of PeopleSoft, Inc., a company that develops, markets and supports enterprise application software. Mr. Codd is also a director of Interwoven, Inc. and Agile Software Corporation. Mr. Codd received a B.S. in Accounting from the University of California, Berkeley and an M.M. from the J.L. Kellogg Graduate School of Management (Northwestern University).

     Michael P. Kelly has served as a director of Adept since April 1997 and as Lead Independent Director of the Board of Directors since October 2003. Mr. Kelly is currently Vice-Chairman and has served as a managing director of Broadview International, LLC, an international mergers and acquisitions advisory firm, and its predecessor company since 1988. Mr. Kelly is also a director of Broadview International. Mr. Kelly received a B.A. in Accounting from Western Illinois University and an M.B.A. from St. Louis University. Mr. Kelly is a Certified Public Accountant.

     Robert J. Majteles has served as a director of Adept since November 2003. Mr. Majteles has served as the managing member of Treehouse Capital, LLC, an investment firm, since August 2002. Treehouse Capital is a joint venture between Mr. Majteles and Special Situations Funds, an affiliate of Austin W. Marxe and David M. Greenhouse. From January 2000 to April 2001, Mr. Majteles served as Chief Executive Officer of Citadon, Inc., a provider of collaboration software to the construction and engineering industries. From 1997 until August 1999, Mr. Majteles served as Chief Executive Officer of Ultradata Corporation, a developer of software for financial institutions, now owned by John H.
Harland Co. Mr. Majteles is a member of the board of directors of Artisoft, Inc., a provider of software-based telephone systems; Superconductor Technologies Inc., the global leader in high-temperature superconducting products for wireless voice and data applications; World Heart Corporation, a medical device company focused on the development and commercialization of pulsatile ventricular assist devices; and BigFix, Inc., a developer of software for automating hardware and software maintenance. Mr. Majteles received a law degree from Stanford University and a B.A. from Columbia University. In addition, Mr. Majteles is a Lecturer at the Lester Center for Entrepreneurship, Haas School of Business, University of California, Berkeley and is a Member of the Board of Trustees of the Head-Royce School, Oakland, California. Mr. Majteles was designated as a director nominee by Special Situations Funds pursuant to its rights under the purchase agreement relating to Adept's 2003 financing.

     Cary R. Mock has served as a director of Adept since December 1990. Since January 2003, Mr. Mock has been independently employed. From January 1996 to
January  2002,  Mr.  Mock  served  as  President  of  C.R.  Mock & Associates, a financial advisory firm specializing in acquisitions and related corporate development activities. From October 1983 to December 1995, Mr. Mock served as Director of Acquisitions and Divestitures for Westinghouse Electric Corporation, and previously served in various other positions since joining Westinghouse in 1964. Mr. Mock received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the State University of New York at Buffalo.

     The Board of Directors recommends a vote FOR the election of all five nominees listed above. Unless marked to the contrary, proxies received will be voted FOR the election of all five nominees listed above.

Board and Committees; Meetings

     In January 2003, Mr. John Pomeroy resigned from the board of directors of Adept. In November 2003, Mr. Bucher joined Adept as Chairman of the Board and Chief Executive Officer. Also in November 2003, Mr. Brian R. Carlisle resigned from the board of directors and the vacancy was filled by Mr. Majteles. In December 2003, Mr. Bruce E. Shimano resigned from the board of directors.

     The board of directors of Adept held eleven meetings during the fiscal year ended June 30, 2003, referred to as fiscal 2003. Each incumbent director who was a director in fiscal 2003 attended all meetings of the board of directors during fiscal 2003, and at least 90 percent of all meetings of the committees of the board, if any, upon which the director served. The board of directors has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

     The Audit Committee is responsible for (i) the appointment and oversight of Adept's independent auditors, including reviewing the auditors' qualifications, independence and performance, (ii) the pre-approval of all audit and allowable non-audit services provided by Adept's independent auditors, and (iii) assisting the board of directors in its oversight of the quality and integrity of Adept's financial statements, system of internal controls, and accounting and financial reporting processes. The board of directors adopted a charter for the Audit Committee in May 2000 that met the requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., or NASD. In December 2003, the board amended the Audit Committee charter. A copy of the amended charter is attached to this proxy statement as Appendix B. Adept is no longer subject to the listing standards of the NASD as of the date of this proxy statement and is traded on the Over the Counter Bulletin Board under the symbol "ADTK.OB". However, each of the members of the Audit Committee is "financially literate" and each member is "independent" as defined by the NASD Marketplace Rules currently in effect. The Audit Committee met four times during fiscal 2003 and was comprised of three non-employee directors, Messrs. Codd, Kelly and Mock. The board has determined that Mr. Codd satisfies the requirements for designation as an "audit committee financial expert" and is "independent" as defined by the NASD Marketplace Rules currently in effect.

     The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of Adept and administering various executive incentive compensation and employee benefit plans. The Compensation Committee met once during fiscal 2003 and was comprised of two non-employee directors, Messrs. Mock and Pomeroy, until the latter's resignation in January 2003 at which point Mr. Kelly was appointed to fill his position. Mr. Codd was appointed to the Compensation Committee in October 2003.

     A Nominating Committee was established by the board of directors in August 2001. In October 2003, the committee name was changed to the Nominating and Corporate Governance Committee and its charter and responsibilities have been expanded accordingly. The Nominating and Corporate Governance Committee (i) identifies, screens and recommends qualified candidates to serve as directors of Adept, (ii) evaluates Adept's Board, its committees and the continued service of its directors, (iii) evaluates shareholder nominees recommended by shareholders and (iv) develops and reviews the company's corporate governance and policies and code of business conduct. The Nominating and Corporate Governance Committee did not meet during fiscal 2003 (but has met subsequent to fiscal 2003) and was comprised of two non-employee directors, Messrs. Codd and Kelly during fiscal 2003. Mr. Mock was appointed to the Nominating and Corporate Governance Committee in October 2003. Each of the members of the Nominating and Corporate Governance Committee is "independent" as defined by the NASD Marketplace Rules currently in effect. A copy of the current charter of the Nominating and Corporate Governance Committee can be accessed on Adept's website at www.adept.com.

Corporate Governance Matters

     The board has indicated its formal support of continuing corporate governance education for the directors which encourages all directors to attend continuing director education on corporate governance and other related topics. Given the financial condition of the company, the board elected not to require the Company to fund this continuing education at the time.

     The board also designated the chairman of the Nominating and Corporate Governance Committee, Mr. Kelly, to serve as the board's Lead Independent Director as the Chairman of the Board also serves as an executive officer of Adept. The Lead Independent Director will serve to, through the Nominating and Corporate Governance Committee, develop Adept's corporate governance guidelines and related matters, to provide board leadership and to act as a liaison between the board and the Chief Executive Officer and to act as a focal point of communication to the board regarding management plans and initiatives.

     The  SEC  has  recently  adopted  additional  requirements  with respect to disclosures regarding nominating committee functions, consideration of shareholder nominations for directors and shareholder communications with the Board which will be effective shortly after the date of this proxy statement. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders of Adept and is currently developing appropriate policies and procedures shareholders must follow to recommend director candidates, including any specific qualifications that will be required of a candidate to be recommended by the committee to the full board of directors, and differences (if any) in the committee's evaluation of such nominees as compared to director nominees not recommended by one or more shareholders of Adept. To date, the nominating committee has identified and evaluated director nominees based upon the expected contribution of the director to the company in addressing the specific needs of the company at that time. In addition, in connection with the 2003 financing described below, while SSF and the investors in the 2003 financing affiliated with SSF collectively beneficially own at least five percent of Adept's outstanding common stock, Adept agreed to the designation by Special Situations Fund III, L.P. ("SSF") of one person to be a nominee for election to Adept's board of directors and to use its commercially reasonable efforts to cause such designee to be elected to the board of directors or to remove and replace such designee if so requested by SSF and/or its affiliates.

     The Board is also developing a process for stockholders to deliver communications to the board of directors. Adept does not currently have a formal policy regarding attendance of its directors at annual meetings of shareholders, but encourages each director to attend such meetings. At the annual shareholder meeting held in 2002, one of the six directors attended the annual meeting of shareholders. Adept does not currently have a formal process in place for stockholders to send communications to the board other than through shareholder proposals submitted in compliance with SEC rules and regulations and Adept's bylaws, however, Adept believes that it is important for its shareholders to be able to communicate with its directors and a formal process by which shareholders may communicate with the board is currently under development.

Compensation of Directors

     No director currently receives any cash compensation for service as a director of Adept or for attendance at board or committee meetings, except that directors will be reimbursed for travel and lodging expenses incurred in attending these meetings. Adept's 1995 Director Option Plan provides that options will be granted to non-employee directors of Adept under an automatic nondiscretionary grant mechanism. Upon joining the board of directors, each new non-employee director is automatically granted an option to purchase 15,000 shares of common stock. Each non-employee director is granted an option to purchase 3,000 shares of common stock annually for so long as the individual remains a member of the board. Messrs. Codd, Kelly and Mock each received an annual grant of an option to purchase 3,000 shares of Adept common stock on January 23, 2003 at an exercise price of $0.46 per share. Mr. Majteles received an option to purchase 15,000 shares of common stock at an exercise price of $1.65 per share upon joining the board on November 18, 2003. All the options were granted at the fair market value of the common stock on the date of grant. The initial grants to non-employee directors vest at a rate of 25% on the first anniversary of the date of grant and at a rate of 1/48th of the shares subject to the options per month thereafter, and the annual grants become exercisable at a rate of 1/48th of the shares subject to the options on the monthly anniversary of the date of grant. In October 2003, the board amended the 1995 Director Option Plan to require shareholder approval to materially increase the number of shares of common stock authorized for issuance or reduce the exercise price of any outstanding option under the plan.

                                 PROPOSAL TWO

                      APPROVAL OF 2003 STOCK OPTION PLAN

     In October 2003, the board of directors adopted the Adept Technology, Inc. 2003 Stock Option Plan and reserved 500,000 shares of common stock for issuance thereunder, subject to shareholder approval. As of the present date, no options have been granted under the 2003 Stock Option Plan. Due to the expiration of the 1993 Stock Plan in fiscal 2003, Adept does not have a stock option plan under which it may generally grant options to its non-executive employees. Although the 2001 Stock Option Plan continues in force, state securities law significantly restrict the use of this plan, and therefore it is not generally available for grants to non-executive employees. One of Adept's primary competitive assets is the quality of its employees, and Adept invests substantial resources to find, hire and develop its employees in a highly competitive market for talented people. Adept relies primarily on stock options to link compensation to shareholder value and generally has not paid cash bonuses to its senior employees and officers. Furthermore, Adept's financial condition limits the company's ability to use cash compensation as a performance incentive for its employees. Because Adept uses options as a primary means of incentive compensation, the board of directors considers the 2003 Stock Option Plan to be critical to Adept's ability to attract, retain and motivate its employees as Adept continues to grow.

     As of December 12, 2003, Adept had 29,652,510 shares outstanding, approximately 3,783,435 shares subject to outstanding options, 36,000 shares available for grant to directors and no shares generally available for grant to non-executive employees under its option plans. On December 12, 2003, our common stock closed at a price of $1.35 per share and the weighted-average exercise price of outstanding options under Adept's stock option plans was $5.81. Many of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price of our common stock. We believe that the majority of these outstanding options are unlikely to be exercised in the foreseeable future.

     At the annual meeting, the shareholders are being asked to approve the 2003 Stock Option Plan and thus the reservation of shares for issuance thereunder. However, unless an exemption from registration is available under state securities laws, no options will be granted under the plan unless Adept receives all qualifications, registrations or approvals required by applicable law and state regulatory authorities.

Vote Required

     Approval of the 2003 Stock Option Plan requires the affirmative vote of a majority of the shares represented and voting on this proposal at the annual meeting. However, in the absence of an exemption from registration or waiver by regulatory authorities, in order to comply with requirements for registration under California state securities laws, the 2003 Stock Option Plan must be approved by the majority of outstanding shares entitled to vote. Accordingly, Adept is seeking the approval of the majority of outstanding shares entitled to vote on this proposal.

     The Board of Directors recommends a vote FOR adoption of the Adept Technology, Inc. 2003 Stock Option Plan.

Summary of 2003 Stock Option Plan

     The following is a summary of the 2003 Stock Option Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A. This plan is referred to in this proxy statement as the 2003 Stock Option Plan.

   Overview

     The 2003 Stock Option Plan is designed to provide for the grant of stock options that qualify as incentive stock options, referred to as ISOs, under
Section 422 of the Internal Revenue Code of 1986, as amended, referred to as the "Code", as well as Options that do not qualify as incentive stock options, referred to as non-qualified stock options or NQSOs, under Section 422 of the Code.

   The 2003 Stock Option Plan has a number of special terms and limitations, including:

     o The exercise price for Options must equal (or, in some cases, exceed) the stock's fair market value on the date the Option is granted;

     o The 2003 Stock Option Plan expressly provides that the number of shares of common stock authorized for issuance may not be increased and the exercise price of Options under the plan may not be reduced without shareholder approval;

     o 500,000 shares are proposed to be available for issuance under the 2003 Stock Option Plan;

     o Options are generally subject to one-year minimum vesting requirements, subject to exceptions specified by the plan administrator for death or disability of the optionee, retirement of the optionee, termination for cause or other termination of the optionee, or upon a change of control; and

     o Stockholder approval is required for certain material amendments to the 2003 Stock Option Plan.

     The 2003 Stock Option Plan has various provisions so that Options may, but need not, qualify for an exemption from the "short swing liability" provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3.

     As of the date of mailing this proxy statement, no options had been granted under the 2003 Stock Option Plan. Because benefits under the 2003 Stock Option Plan depend on the fair market value of Adept common stock at various future dates, it is not possible as of the date of this proxy statement to determine future benefits that will be received by participants in the 2003 Stock Option Plan.

   Purpose

     The  purpose  of  the  2003  Stock  Option  Plan is to provide participants
(employees) with an increased economic and proprietary interest in Adept in order to encourage those participants to contribute to the success and progress of Adept.

   Eligibility

     Options may only be granted to Adept's or its subsidiaries' current or prospective employees. Non-employee directors are not eligible to participate in the plan. As of December 12, 2003, employees of Adept and its subsidiaries eligible to participate in the 2003 Stock Option Plan constituted approximately 209 individuals.

   Administration

     The  2003  Stock  Option  Plan  will  be  administered  by the Compensation
Committee of the board of directors, although the board of directors may exercise any authority of the Committee under the 2003 Stock Option Plan in lieu of the Committee's exercise thereof. The Committee may delegate certain administrative functions to other persons, but may not delegate authority to grant options to a person who is not a member of the board of directors.

     Subject to the express provisions of the 2003 Stock Option Plan, the Committee has broad authority to administer and interpret the 2003 Stock Option Plan, including, without limitation, authority to determine who is eligible to participate in the 2003 Stock Option Plan and to which of such persons, and when, Options are granted; to determine the number of shares of common stock subject to Options and the purchase price of such shares under an Option; to establish and verify the extent of satisfaction of any conditions to exercisability applicable to an Option; to prescribe, amend and rescind rules and regulations relating to the 2003 Stock Option Plan; and to do all other things necessary or desirable in connection with the administration of the 2003 Stock Option Plan.

   Stock Subject to the 2003 Stock Option Plan

     The aggregate number of shares of common stock issued pursuant to all Options granted under the 2003 Stock Option Plan may not exceed 500,000. In addition, the aggregate number of shares of common stock subject to Options granted pursuant to the 2003 Stock Option Plan during any calendar year to any one participant may not exceed 25,000 shares. All references in the 2003 Stock Option Plan and in outstanding Options to the number and type of shares or other securities subject thereto are subject to anti-dilution provisions for reorganizations, reclassifications, dividends (other than regular, quarterly cash dividends), or other distributions, stock splits, reverse stock splits, spin-offs or similar transactions, unless the terms of the transaction provide otherwise. The aggregate number of shares of common stock issued pursuant to the 2003 Stock Option Plan at any time may equal only the number of shares of common stock issued upon the exercise of Options and not (i) returned to Adept upon cancellation, expiration or forfeiture of an award or (ii) delivered (either actually or by attestation) in payment or satisfaction of the exercise price or tax obligation with respect to an Option.

   Terms and Conditions of Options

     Subject to the express provisions of the 2003 Stock Option Plan and as discussed below, the Compensation Committee has discretion to determine the exercise price and vesting schedule of Options, the events causing an Option to expire, the number of shares subject to any Option, the restrictions on transferability of an Option, and such further terms and conditions, in each case not inconsistent with the 2003 Stock Option Plan, as may be determined from time to time by the Committee.

     Exercise Price. In no event may Options be granted with an exercise price below 100% of the stock's fair market value on the date of the grant. The Committee may not grant Options with an exercise price of less than 110% of the stock's fair market value on the date the Options are granted if the participant owns stock of Adept representing more than 10% of the combined voting power of all classes of stock of Adept.

     Vesting. Except as otherwise required by the plan, unless the Committee provides otherwise, Options granted under the 2003 Stock Option Plan become exercisable as to 25% of the Options granted on the date which is one year after the date of the grant and as to 1/48th of the Options granted each month thereafter (for a total of four year vesting).

     Expiration. Options granted under the 2003 Stock Option Plan generally expire within one hundred twenty (120) months of the date of grant. Options that are intended to qualify as ISOs under Section 422 of the Code, however, must expire within five years of the date of grant, if such options are granted to a participant who owns more than 10% of the combined voting power of all classes of stock of Adept.

     Transferability, Payment and Other Provisions Applicable to Options. Options granted under the 2003 Stock Option Plan are nontransferable by the optionee other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime.

     The Committee may permit the common stock purchased upon the exercise of any Options granted under the 2003 Stock Option Plan, on an individual basis, to be paid for by cash or any other alternative means, including by an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option, often referred to as a "same-day sale". Without limiting the foregoing, Adept may extend a loan to the optionee to pay the exercise price and/or any taxes due in connection with the exercise of Options, subject to the requirements of applicable law (including, without limitation, the applicable requirements of the Sarbanes-Oxley Act).

     The Committee may provide that the shares of stock issued upon exercise of an Option will be subject to additional conditions or agreements as the Committee in its discretion may specify before the exercise of the Option, including conditions on vesting or the transferability of Options, and forfeiture or repurchase provisions.

   Amendment and Termination

     The 2003 Stock Option Plan provides that, unless approved by Adept's shareholders, the 2003 Stock Option Plan may not be amended to: materially increase the maximum number of shares of common stock for which Options may be granted under the 2003 Stock Option Plan or; reduce (i.e., reprice) the exercise price of outstanding Options. Subject to the foregoing limitation and except as otherwise required by law, the board of directors may periodically amend the 2003 Stock Option Plan without further shareholder approval. Unless earlier terminated by the board of directors, the 2003 Stock Option Plan shall terminate on the tenth anniversary of its effective date.

  Federal Income Tax Considerations

     The following is a general summary of the United States federal income tax consequences to Adept and the participants resulting from the grant and exercise of options granted under the 2003 Stock Option Plan and the disposition of the stock acquired upon the exercise of such options ("Option Shares"). This summary is based on the federal income tax laws that are in effect as of the date of this proxy statement, all of which are subject to change on a retroactive or prospective basis. The summary does not purport to be complete and does not discuss any tax consequences under state, local or foreign tax laws. In addition, the tax consequences to a participant may differ depending upon the participant's individual circumstances. Such consequences may also differ depending on whether the options granted under the 2003 Stock Option Plan qualify as ISOs or NQSOs, whether the Option Shares received upon exercise are vested (that is at the time of exercise they are no longer subject to repurchase upon termination of the participant's employment), and on whether the participant makes an election under Section 83(b) of the Internal Revenue Code with respect to the unvested shares. We urge you to consult your personal tax advisor, prior to exercising your options, with regard to all tax consequences arising from the grant or exercise of options, and the disposition of any Option Shares, including the issues relating to whether and how to make a Section 83(b) election.

   Incentive Stock Options

     No taxable income is recognized by a participant at the time of the grant of an ISO. In addition, the participant will not recognize income for regular federal income tax purposes at the time of the exercise of an ISO. Moreover, the Internal Revenue Service (the "Service") has recently announced that, until further guidance is issued by it, an employee will not be subject to FICA or FUTA taxes upon the exercise of an ISO. A participant may, however, be subject to alternative minimum tax upon the exercise of an ISO since the excess of the fair market value of the shares acquired upon the exercise of ISO (referred to throughout this proxy statement as the ISO Shares) over the exercise price must be included in "alternative minimum taxable income." A participant's basis in the ISO Shares for regular federal income tax purposes will generally be the price paid upon the exercise of the ISOs. Adept will not be entitled to a deduction at the time of the grant or the exercise of an ISO.

     Disposition of ISOs .If the participant holds the ISO Shares at least one year from the date of exercise and two years from the date the option was granted, referred to throughout this proxy statement as the ISO holding period, the participant generally will realize long term capital gain or loss upon disposition of the ISO Shares. This gain or loss will generally be equal to the difference between the amount realized upon the disposition and the amount paid for the ISO Shares upon exercise. Also, if the participant disposes of the ISO Shares after the expiration of the ISO holding period, "alternative minimum taxable income" of the participant is reduced in the year of the disposition by the excess of the fair market value of the ISO Shares at the time of the exercise over the amount paid for the ISO Shares.

     If a participant disposes of the ISO Shares prior to the expiration of the ISO holding period, referred to throughout this proxy statement as a Disqualifying Disposition, the participant will have: (1) ordinary income in an amount equal to the lesser of (a) the sales price of the ISO Shares over the exercise price of the ISOs, and (b) the fair market value of the ISO Shares on the date of the exercise of the ISOs over that exercise price; (2) capital gain in amount equal to the sales price of the ISO Shares over the fair market value of the ISO Shares on the date of the exercise of the ISOs; and (3) capital loss in an amount equal to the excess, if any, of the exercise price of the ISO over the sales price of the ISO Shares.

     The Service has recently announced that, until further guidance is issued by it, an employee will not be subject to FICA or FUTA taxes upon the disposition of ISO Shares and such disposition will not be subject to federal income tax withholding.

     In the event of a Disqualifying Disposition of the ISO Shares, Adept will be entitled to a deduction to the extent that the participant realized ordinary income as a result of such Disqualifying Disposition, subject to the requirement of reasonableness, Section 162(m) of the Code, and the satisfaction of a tax reporting obligation.

     Restricted ISO Shares. If the shares received upon exercise of an ISO are not fully vested at the time of exercise, the federal income tax consequences, including alternative minimum tax consequences, may vary depending on whether the participant files a Section 83(b) election. Failing to make the election could alter the timing and amount of alternative minimum tax, and could impact the participant's ability to treat the income from a sale of the underlying ISO Shares as capital gain. Participants should consult their tax advisors, prior to exercising options, with regard to issues relating to whether and how to make the Section 83(b) election with respect to any unvested shares.

   Nonqualified Stock Options

     A participant will not recognize any taxable income when a NQSO is granted. If the shares that are received upon exercise of NQSO are vested, or if the participant makes a Section 83(b) election with respect to unvested shares acquired upon exercise of a NQSO, the participant will generally recognize ordinary income upon the exercise of the option equal to the excess of (a) the fair market value of the Option Shares (including any shares withheld to pay applicable withholding taxes) on the exercise date (determined without regard to any vesting restrictions) over (b) the purchase price paid for those shares. If the Option Shares received upon exercise of NQSOs are not vested and the participant does not make the Section 83(b) election, the participant will be taxed at ordinary income tax rates as those shares vest, and the amount of ordinary income for each Option Share (including any shares withheld to pay applicable withholding taxes) will equal the excess of the fair market value of the share on the date the share vests over the exercise price paid for the share. The ordinary income recognized by a participant will be subject to applicable tax withholding, including applicable income taxes, FICA, and FUTA. The holding period for the Option Shares generally will begin on the day after exercise, except that the holding period for Option Shares that are not vested upon exercise and for which no Section 83(b) election is made will begin just after the Option Shares become vested.

     Upon a subsequent sale or other disposition of the Option Share, the participant will recognize gain or loss equal to the difference between the amount realized on such disposition and the participant's basis in those shares. The participant's basis in the Option Shares will be equal to the exercise price of the NQSO plus the amount of ordinary income recognized by the participant as a result of the exercise of the NQSO (or the vesting of the share if applicable). Any gain or loss on the subsequent sale or disposition of the Option Shares generally will be treated as long-term or short-term capital gain or loss, depending on whether the holding period for the Option Shares exceeds one year at the time of the sale or other disposition. If the participant sells Option Shares that are acquired upon the exercise of options for an amount less than the participant's tax basis in those shares, the capital loss on the sale generally will not offset the ordinary income resulting from the participant's exercise of the options (except that the participant may use up to $3,000 of capital losses annually to offset ordinary income).

     Adept generally will be entitled to a deduction in connection with a participant's exercise of a NQSO or a participant's receipt of restricted stock to the extent that the participant recognizes ordinary income, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation.

Miscellaneous Tax Issues

     Generally, Adept will be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with the exercise of NQSO or the vesting of restricted stock. The participant may be required to pay the withholding taxes to Adept or make other provisions satisfactory to Adept for the payment of the withholding taxes as a condition to the exercise of options or the receipt of unrestricted shares.

     Special rules will apply in cases where a participant pays the exercise or purchase price of the option or applicable withholding tax obligations by delivering previously owned shares of stock or by reducing the amount of shares otherwise issuable pursuant to the option. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a Disqualifying Disposition with respect to ISO Shares. Participants should consult their own tax advisors regarding the consequences of the payment of exercise price by delivering previously owned shares.

  Initial Benefits

     The Compensation Committee has full discretion to determine the timing and recipients of any Option grants under the 2003 Stock Option Plan and the number of shares subject to any such Options, subject to an annual limitation on the total number of Options that may be granted to any participant of 25,000 shares. Therefore, the benefits and amounts that will be received by participants under the 2003 Stock Option Plan are not presently determinable. No Options have been granted under the 2003 Stock Option Plan.

Securities Authorized for Issuance under Equity Compensation Plans

     The following table gives information about our common stock that may be issued upon exercise of options and rights under all of our existing equity compensation plans as of June 30, 2003, including Adept's 1993 Stock Plan, 1995 Director Option Plan, and the 2001 Stock Option Plan and our 1998 Employee Stock Purchase Plan, referred to as the ESPP. Adept's 1993 Stock Plan expired in April 2003. Therefore, no new options will be granted under the 1993 Plan.

     In April 2003, as a result of the delisting and the resulting additional cost and administrative requirements of maintaining the ESPP, the board of directors suspended future offering periods until a further determination is made to recommence offering periods under the ESPP in compliance with applicable law. In August 2003, Adept was granted a permit for the sale of securities under the ESPP in California. In September 2003, the board of directors reopened offerings under the ESPP to participation by employees effective for a 12 month offering subject to compliance with applicable federal and state securities laws, including the California state permit.

     In October 2003, the board of directors amended the 1995 Director Option Plan and the 2001 Stock Option Plan to require shareholder approval to materially increase the number of shares of common stock authorized for issuance or reduce the exercise price of any outstanding option under such plans.

                                                             Equity Compensation Plan Information
                                       --------------------------------------------------------------------------------
                                                  (a)                       (b)                         (c)
                                                                                               Number of securities
                                                                                              remaining available for
                                        Number of securities to       Weighted-average         future issuance under
                                        be issued upon exercise      exercise price of          equity compensation
                                         of outstanding options     outstanding options     plans (excluding securities
Plan Category                                  and rights                and rights          reflected in column (a))
-------------------------------------- -------------------------   ---------------------   ----------------------------
Equity compensation plans approved by
 security holders ....................         2,796,203(1)              $   6.11                     876,671(3)
Equity compensation plans not approved
 by security holders(2) ..............           529,799                     3.22                   2,070,201
                                                                         --------                   -----------
Total ................................         3,326,002                 $   5.65                   2,946,872
                                               ===========               ========                   ===========

------------
(1) This excludes purchase rights accruing under our 1998 Employee Stock Purchase Plan, for which remaining available rights are included in column
    (c).
(2) Issued under our 2001 Stock Option Plan, which has not been approved by Adept's shareholders. The board of directors adopted the 2001 Plan in August 2001 and provided that 2,600,000 shares of common stock be reserved for issuance under the 2001 Plan. Options under the 2001 Plan may be granted, as complies with applicable law, to employees either from time to time at the discretion of the Compensation Committee of the board of directors or automatically upon the occurrence of specified events, including, without limitation, reduction of at will employees' salaries and the achievement of performance goals. The exercise price of the options is at 100% of the fair market value of the Company's common stock on the date of the grant. Options generally vest over a time period specified by the Compensation Committee. However, at the Compensation Committee's discretion, options granted for reduction of at will employees' salaries will vest in equal monthly increments over the salary reduction period. All stock options granted under the 2001 Plan have an expiration date of 10 years from the date of the grant. In October 2003, the board amended the 2001 Plan to require shareholder approval to materially increase the number of shares of common stock authorized for issuance or reduce the exercise price of any outstanding option under the plan. After fiscal 2003, grants have been made under the 2001 Plan to our executive officers, including in connection with hiring Mr. Bucher as Chief Executive Officer of Adept.

(3) This includes 825,671 shares available for issuance under the 1998 Employee Stock Purchase Plan as of July 1, 2003. The aggregate number of shares of Adept common stock available for issuance under the 1998 Employee Stock Purchase Plan is subject to an annual increase as of the first day of Adept's fiscal year in an amount equal to the lesser of, (i) 600,000 shares, (ii) 3% of the common stock outstanding on the last day of the prior fiscal year, or (iii) a lesser amount as determined by Adept's board of directors. At June 30, 2003, 3% of Adept's outstanding shares was equal to approximately 461,700 shares.

                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited Adept's accounts for the fiscal year ended June 30, 2003. The Audit committee of the board of directors has selected Ernst & Young LLP as independent auditors of Adept for the fiscal year ending June 30, 2004 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Shareholder ratification of the selection of Ernst & Young LLP as Adept's independent auditors is not required by Adept's bylaws or otherwise. However, the board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. A representative of Ernst & Young LLP is expected to be present at the meeting, and will have an opportunity to make a statement and to respond to appropriate questions.

     The affirmative vote of the holders of at least a majority of the shares represented and voting on this proposal at the annual meeting is needed to ratify the selection of Ernst & Young LLP. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, the Audit Committee and the board of directors will review its future selection of auditors.

     The board of directors recommends that shareholders vote FOR the selection of Ernst & Young LLP to serve as the independent auditors of Adept for the fiscal year ending June 30, 2004. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of Ernst & Young LLP.

                         REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the board of directors, the Audit Committee primarily assists the board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting and financial reporting practices of Adept and reviewing the independence and performance of Adept's independent auditors. Management has the primary responsibility for the financial statements and the reporting process. Adept's independent auditors are responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States.

     During fiscal 2003, the Audit Committee met with Adept's independent auditors to discuss the overall scope and plans for the fiscal 2003 year end audit. In addition, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements as of and for the fiscal year ended June 30, 2003. The Audit Committee also reviewed and discussed the independent auditor's evaluation of internal controls, and the results of the independent auditors' examination of the financial statements, both with and without the presence of management.

     In addition, the Audit Committee has discussed with the independent auditors their judgments as to the acceptability and quality of Adept's accounting principles, and such other matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Adept and its management. In addition, the Audit Committee has considered whether the independent auditors' provision of other non-audit services to Adept is compatible with their independence. The Audit Committee did not identify any factors that would indicate the impairment of such independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in Adept's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Ernst & Young LLP as independent auditors of Adept and the board concurred with such recommendation.

     Respectfully submitted by the Audit Committee of the Board of Directors of Adept Technology, Inc. for the fiscal year ended June 30, 2003,

Ronald E.F. Codd, Chairman
Michael P. Kelly
Cary R. Mock

        FEES BILLED TO ADEPT BY ERNST & YOUNG LLP DURING FISCAL YEAR 2003

     Audit Fees: Audit fees billed to Adept by Ernst & Young LLP during fiscal 2003 for review of Adept's annual financial statements and those financial statements included in its quarterly reports on Form 10-Q totaled $334,000.

     Financial Information Systems Design and Implementation Fees: Adept did not engage Ernst & Young LLP to provide advice regarding financial information systems design and implementation during fiscal 2003.

     All Other Fees: The aggregate of "All Other Fees" billed to Adept by Ernst & Young LLP during fiscal 2003 for non-audit services totaled $112,019. This figure includes fees billed for services related to various acquisitions and dispositions completed in fiscal 2003 and approximately $46,075 in tax-related advisory and compliance fees.

     The Audit Committee has determined that the fees for services rendered were compatible with maintaining Ernst & Young LLP's independence from Adept.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The   following   table   sets  forth  certain  information  regarding  the
beneficial ownership of the outstanding shares of Adept common stock held by:

     o each person known by Adept to beneficially own more than 5% of Adept's outstanding common stock;

     o   each director of Adept;

     o each of the executive officers and three former executive officers of Adept named in the Summary Compensation Table below; and

     o   all current directors and executive officers of Adept as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock subject to options or issuable upon conversion of convertible securities currently exercisable or exercisable within 60 days after the record date are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the principal address of each of the following persons is c/o Adept Technology, Inc., 3011 Triad Drive, Livermore, California 94551.

                                                                                 Common Shares
                                                                             Beneficially Owned(1)
                                                                           -------------------------
Beneficial Owner                                                              Number        Percent
------------------------------------------------------------------------   ------------   ----------
Jon D. Gruber and J. Patterson McBaine
 c/o Gruber & McBaine Capital Management, LLC
 50 Osgood Place
 San Francisco, CA 94133 ...............................................     3,733,331        12.1%
JDS Uniphase Corporation(3)
 210 Baypointe Parkway
 San Jose, California 95134 ............................................     3,074,135        10.4%
Kopp Investment Advisors Inc.(4)
 7701 France Avenue South, Suite 500
 Edina, Minnesota 55435 ................................................     1,506,544         5.1%
Austin W. Marxe and David M. Greenhouse
 c/o Special Situations Funds
 153 East 53rd Street
 New York, NY 10022(5) .................................................    13,333,350        39.1%
State of Wisconsin(6)
 121 East Wilson St., 2nd Floor
 Madison, Wisconsin 5370 ...............................................     1,850,000         6.2%
Tri-Valley Campus I, LLC(7)
 2755 Campus Drive, Suite 100
 San Mateo, California 94403 ...........................................     3,000,000         9.2%
Robert J. Bucher(8) ....................................................        37,500           *
Brian R. Carlisle(9) ...................................................       668,518         2.2%
Bruce E. Shimano(10) ...................................................       500,740         1.7%
Michael W. Overby(11) ..................................................       246,700           *
Marcy R. Alstott(12) ...................................................        10,818           *
Ronald E.F. Codd(13) ...................................................        22,500           *
Michael P. Kelly(14) ...................................................        28,500           *
Robert J. Majteles(15) .................................................             0           *
Cary R. Mock(16) .......................................................        31,500           *
John E. Pomeroy(17) ....................................................         5,000           *
All current executive officers and directors as a group (6 persons)(18)        366,700         1.2%

------------
* Less than 1%

     This table is based upon information supplied by officers, directors and principal shareholders, and Schedules 13D and 13G filed with the SEC. Beneficial ownership of greater than five percent of Adept's outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC except as noted below, while beneficial ownership of executive officers and directors is as of December 12, 2003.

(1) Applicable percentage ownership for all shareholders other than Jon D. Gruber and J. Patterson McBaine ("Gruber and McBaine"), Austin W. Marxe and David M. Greenhouse ("Marxe and Greenhouse"), and Tri-Valley Campus I, LLC ("Tri-Valley") is based on 29,652,510 shares of common stock outstanding as of the record date together with options for the applicable shareholder currently exercisable or exercisable within 60 days after the record date. The number of shares outstanding for the calculation of percentage of ownership for Gruber and McBaine and Marxe and Greenhouse includes shares of common stock for which Gruber and McBaine or Marxe and Greenhouse, respectively, have the right to acquire beneficial ownership through conversion of warrants issued on November 18, 2003. The number of shares outstanding for the calculation of percentage of ownership for Tri-Valley includes shares of common stock for which Tri-Valley has the right to acquire beneficial ownership through conversion of a convertible subordinated note issued by Adept to Tri-Valley on August 6, 2003. See
      Note 2 below for more information regarding Gruber and McBaine; Note 5 below for more information regarding Marxe and Greenhouse; and Note 7 below for more information regarding Tri-Valley.

(2) After giving effect to Adept's 2003 financing which closed on November 18, 2003, consists of: (i) 1,333,333 shares of common stock and warrants to purchase 666,666 shares of common stock purchased in the 2003 financing, plus 212,500 shares of common stock otherwise owned by Lagunitas Partners, LP; (ii) 444,444 shares of common stock and warrants to purchase 222,222 shares of common stock purchased in the 2003 financing, plus 79,200 shares of common stock otherwise owned by Gruber & McBaine International; (iii) 222,222 shares of common stock and warrants to purchase 111,111 shares of common stock purchased in the 2003 financing, plus 8,500 shares of common stock otherwise owned by Jon D. Gruber and Linda W. Gruber; (iv) 222,222 shares of common stock and warrants to purchase 111,111 shares of common stock purchased in the 2003 financing, plus 72,000 shares of common stock otherwise owned by J. Patterson McBaine; and (v) 27,800 shares of common stock held by other accounts managed by Gruber & McBaine Capital Management, LLC. Gruber & McBaine Capital Management, LLC is the general partner of Lagunitas Partners, L.P. Gruber & McBaine Capital Management, LLC is the investment adviser to Gruber & McBaine International and to the other managed accounts that have acquired Adept's shares. Jon D. Gruber and J. Patterson McBaine are managers of Gruber & McBaine Capital Management, LLC, and they and Eric B. Swergold are portfolio managers for Gruber & McBaine Capital Management, LLC. Gruber & McBaine Capital Management, LLC has discretionary investment power over the portfolio securities held by Lagunitas Partners, L.P., Gruber & McBaine International, and the other managed accounts that own Adept shares, including the power to vote such securities. Each of Jon D. Gruber and J. Patterson McBaine disclaims beneficial ownership of securities with respect to which indirect beneficial ownership is reported, except to the extent of his respective pro rata pecuniary interest therein. The address of each of Lagunitas Partners, L.P., Gruber & McBaine International, Jon
      D. Gruber, and J. Patterson McBaine is c/o Gruber & McBaine Capital Management, LLC, 50 Osgood Place, San Francisco, California 94133. The information contained in this table is derived from information provided by each of Lagunitas Partners, L.P., Gruber & McBaine International, Jon
      D. Gruber, and J. Patterson McBaine.

(3) Reflects ownership as reported on Schedule 13G filed with the SEC on November 20, 2003 by JDS Uniphase Corporation, or JDSU.

(4) Reflects ownership as reported on Schedule 13G/A filed with the SEC on February 4, 2003 by Kopp Investment Advisors, Inc., or KIA. As set forth in KIA's filing, this figure represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company, and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Kopp Holding and Kopp Funds. KIA beneficially owns 1,331,544 shares of Adept common stock, has sole voting power over 985,000 shares, sole dispositive power over 750,000 shares and shared dispositive power over 581,544 shares. Kopp Holding also beneficially owns 1,331,544 shares of Adept common stock. Mr. Kopp has beneficial ownership of 1,506,544 shares of Adept common stock and sole voting and dispositive power over 175,000 shares of Adept common stock.

(5) As a result of Adept's 2003 financing which closed on November 18, 2003, consists of : (i) 1,111,110 shares of common stock, and warrants to purchase 555,550 shares of common stock owned by Special Situations Cayman Fund, LP; (ii) 3,333,400 shares of common stock, and warrants to purchase 1,666,700 shares of common stock owned by Special Situations Fund III, L.P.; (iii) 2,222,200 shares of common stock, and warrants to purchase 1,111,100 shares of common stock owned by Special Situations Private Equity Fund, LP; (iv) 366,700 shares of common stock, and warrants to purchase 183,350 shares of common stock owned by Special Situations
      Technology Fund, L.P. and (v) 1,855,500 shares of common stock, and warrants to purchase 927,750 shares of common stock owned by Special Situations Technology Fund II, L.P. Austin W. Marxe and David M. Greenhouse are the controlling principals of AWM Investment Company, Inc., the general partner of MGP Advisers Limited Partnership. MGP Advisers Limited Partnership serves as the general partner of and investment advisor to Special Situations Fund III, L.P. AWM Investment Company, Inc. serves as the general partner of and investment advisor to Special Situations Cayman Fund, L.P. Austin W. Marxe and David M. Greenhouse are also members of MG Advisers L.L.C., the general partner of and investment advisor to Special Situations Private Equity Fund, L.P., and members of SST Advisers, L.L.C., the general partner of and investment advisor to Special Situations Technology Fund, L.P. and Special Situations Technology II, L.P. Austin W. Marxe and David M. Greenhouse share sole voting and investment power over the shares owned by Special Situations Funds III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund II, L.P., and Special Situations Technology Fund, L.P. The information contained in this table is derived from information provided by each of Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P. and Special Situations Technology II, L.P.

(6) Reflects ownership as reported on Schedule 13G filed with the SEC on February 11, 2003 by the State of Wisconsin Investment Board which beneficially owns 1,850,000 shares of Adept common stock, has sole voting power of 1,850,000 shares and sole dispositive power of 1,850,000 shares.


(7) Reflects beneficial ownership of 3,000,000 shares of Adept common stock which Tri-Valley has the right to acquire upon conversion of a three year, $3,000,000 convertible subordinated note issued by Adept in favor of Tri-Valley on August 6, 2003, bearing an interest rate of 6.0% and a right to convert into common stock at an exercise price of $1.00 per share. Under the terms of the convertible subordinated note, Tri-Valley may elect at any time to convert all or any part of the outstanding principal balance of the convertible subordinated note into shares of Adept common stock. The principal balance of the convertible subordinated note is $3,000,000, convertible into 3,000,000 shares of Adept common stock if Tri-Valley were to elect to convert 100% of the principal balance into Adept common stock. Adept may elect to convert interest owing under the convertible subordinated note into common stock. To the knowledge of Adept, Tri-Valley does not have ownership of any outstanding shares of common stock at this time and currently has no voting power or dispositive power over any outstanding shares of Adept common stock. Upon any election by Tri-Valley to convert amounts owing under the convertible subordinated note into shares of common stock, Tri-Valley will have sole voting power over the common stock issued pursuant to the conversion and sole dispositive power over the common stock issued pursuant to the conversion. Refer to the section of this proxy statement entitled "Certain Transactions" for a discussion of the convertible subordinated note issued by Adept to Tri-Valley which provides Tri-Valley the right to acquire common stock.

(8) Includes 37,500 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Bucher joined Adept as Chairman of the Board and Chief Executive Officer in November 2003.

(9) Includes 376,471 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Carlisle served as Chairman of the Board and Chief Executive Officer of Adept from June 1983, when he co-founded Adept, until November 4, 2003. Mr. Carlisle served as President of Adept from November 4, 2003 until December 5, 2003.

(10) Includes 253,891 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Shimano is the former Vice President, Research and Development and Secretary of Adept.

(11) Includes 207,280 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Overby is Vice President of Finance and Chief Financial Officer of Adept.

(12) Ms. Alstott served as Vice President, Operations of Adept until August 9, 2002 and terminated her employment with Adept as of October 4, 2002.

(13) Includes 17,500 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Codd is a director and Secretary of Adept.

(14) Represents 28,500 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Kelly is a director of Adept.

(15) Represents 0 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Majteles is a director of Adept.

(16) Represents 31,500 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date. Mr. Mock is a director of Adept.

(17)  Mr. Pomeroy resigned as a director of Adept effective January 15, 2003.

(18) Includes 322,280 shares of common stock which may be acquired upon exercise of options which are presently exercisable or will become exercisable within 60 days of the record date.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

     The following Summary Compensation Table sets forth certain information regarding the compensation of Adept's Chief Executive Officer for the fiscal year ended June 30, 2003 and the other three most highly compensated executive officers or former executive officers of Adept who earned at least $100,000 for the fiscal year ended June 30, 2003, referred to as the Named Executive Officers. Effective November 4, 2003, Adept has a new Chief Executive Officer, Robert H. Bucher, who is not included in the Named Executive Officers as he was not Chief Executive Officer in fiscal 2003 and did not receive any compensation from Adept during the fiscal year ended June 30, 2003. Mr. Bucher is the only current executive officer of Adept who is not included in the Named Executive Officers. For information concerning Mr. Bucher's compensation arrangements see "Certain Transactions."

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                        Compensation
                                                                                           Awards
                                                                                    --------------------
                                                       Annual Compensation(1)             Number of
                                         Fiscal    ------------------------------        Securities            All other
     Name and Principal Position          Year           Salary           Bonus      Underlying Options      Compensation
------------------------------------    --------   -----------------   ----------   --------------------   ----------------
Brian R. Carlisle .....................  2003         $  207,132(4)         --                   0            $  17,299(9)
 Former Chief Executive Officer and      2002            225,903(5)         --             140,504(8)            19,144(10)
 Chairman of the Board,                  2001            332,699            --              25,000               15,294(11)
 Former President (2)
Bruce E. Shimano ......................  2003            171,571(4)         --                   0               10,580 (9)
 Former Vice President, Research and     2002            186,707(5)         --              67,600(8)            11,643(10)
 Development, Secretary                  2001            218,000            --              20,000               13,284(11)
 and Director (3)
Michael W. Overby .....................  2003            164,794(4)         --                   0               10,009 (9)
 Vice President of Finance and Chief     2002             62,133(5)         --             147,500(8)            10,377(10)
 Financial Officer                       2001            163,846        $20,000             30,000               11,226(11)
Marcy R. Alstott (6) ..................  2003            126,499(7)         --                   0              235,756(9)
 Former Vice President, Operations       2002            162,658(5)         --              24,270(8)            64,487(10)
                                         2001            174,578            --              10,000               72,251(11)

(1) Other than salary, bonus and all other compensation described in this table, Adept did not pay the Named Executive Officers any compensation, including incidental personal benefits that in the aggregate constituted an excess of 10% of the executive officer's salary.

(2) Mr. Carlisle served as Adept's Chief Executive Officer and Chairman of the Board from June 1983 to November 2003, therefore his reported compensation for fiscal years 2001, 2002 and 2003 reflects his compensation as Chief Executive Officer of Adept for the entirety of each of those respective fiscal years. In November 2003, Mr. Carlisle resigned as Chief Executive Officer and Chairman of the Board to serve as Adept's President. Effective December 5, 2003, Mr. Carlisle ceased employment with Adept and no longer serves as President.

(3) Mr. Shimano resigned as a director of Adept effective December 2, 2003. Effective December 5, 2003, Mr. Shimano also ceased employment with Adept and no longer serves as Adept's Vice President, Research and Development and Secretary.

(4) During fiscal 2003, Mr. Carlisle voluntarily elected to forego an additional $67,404 otherwise payable in salary; Mr. Shimano voluntarily elected to forego an additional $18,240 otherwise payable in salary; and Mr. Overby voluntarily elected to forego an additional $52,538 otherwise payable in salary. These salary reduction amounts are reflected in the "Salary" column for the named executive officers described in this table such that their total compensation without the reduction would have equaled the sum of the amount disclosed in this footnote plus the amount set forth in the "Salary" column above. Adept has no obligation to pay these salary reduction amounts. See also footnote 8 of this Summary Compensation Table.

(5) During fiscal 2002, Mr. Carlisle voluntarily elected to forego an additional $95,489 otherwise payable in salary; Mr. Shimano voluntarily elected to forego an additional $25,507 otherwise payable in salary; Ms. Alstott voluntarily elected to forego an additional $2,950 otherwise payable in salary; and Mr. Overby voluntarily elected to forego an additional $86,752 otherwise payable in salary. These salary reduction amounts are reflected in the "Salary" column for the Named Executive Officers described in this table such that their total compensation without the reduction would have equaled the sum of the amount disclosed in this footnote plus the amount set forth in the "Salary" column above. Adept has no obligation to pay these salary reduction amounts. See also footnote 8 of this Summary Compensation Table.

(6) Ms. Alstott resigned as an executive officer as of August 9, 2002 and terminated employment with Adept as of October 4, 2002.

(7) Includes $73,750 for severance paid in connection with the termination of Ms. Alstott's employment on October 4, 2002.

(8) In October 2001, in lieu of salary voluntarily forgone during October through December 2001, Mr. Carlisle was granted 16,850 options, Mr. Shimano 4,360 options, Ms. Alstott 1,770 options, and Mr. Overby 25,000 options. In December 2001, in lieu of salary voluntarily forgone in January 2002 through December 2002, Mr. Carlisle was granted 67,404 options, Mr. Shimano 18,240 options, and Mr. Overby 100,000 options.

(9) Other compensation for fiscal 2003 consists of (i) group term life excess premiums of $840 for Mr. Carlisle, $766 for Mr. Shimano, $706 for Mr. Overby, and $16 for Ms. Alstott, (ii) automobile allowance of $15,265 for Mr. Carlisle, $8,736 for Messrs. Shimano and Overby, respectively, and $2,593 for Ms. Alstott, (iii) supplemental life insurance premiums of $1,194 for Mr. Carlisle, $1,078 for Mr. Shimano, $567 for Mr. Overby, and $147 for Ms. Alstott. Also included for Ms. Alstott is loan forgiveness and tax reimbursement of $53,000 per the terms of her April 1998 promissory note to Adept. In addition, included for Ms. Alstott is $180,000 representing full forgiveness of a remaining loan balance following termination of her employment pursuant to the terms of her April 1998 promissory note to Adept. See "Certain Transactions." There were no matching contributions by Adept under its 401(k) Plan in fiscal 2003.

(10) Other compensation for fiscal 2002 consists of (i) group term life excess premiums of $780 for Mr. Carlisle, $711 for Mr. Shimano, $518 for Mr. Overby, and $552 for Ms. Alstott, (ii) automobile allowance of $14,041 for Mr. Carlisle, $8,736 for Mr. Shimano, $8,736 for Mr. Overby, and $9,670 for Ms. Alstott, (iii) supplemental life insurance premiums of $3,323 for Mr. Carlisle, $2,096 for Mr. Shimano, $568 for Mr. Overby, and $612 for Ms. Alstott, (iv) matching contributions of $1,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle, Shimano and for Ms. Alstott, and $555 for Mr. Overby, and (v) loan forgiveness and tax reimbursement of $52,653 for Ms. Alstott per the terms of her April 1998 promissory note to Adept.

(11) Other compensation for fiscal 2001 consists of (i) group term life excess premiums of $607 for Mr. Carlisle, $410 for Mr. Shimano, $299 for Mr. Overby, and $319 for Ms. Alstott; (ii) automobile allowance of $10,181 for Mr. Carlisle, $8,736 for Mr. Shimano, $8,736 for Mr. Overby, and $9,174 for Ms. Alstott; (iii) supplemental life insurance premiums of $2,506 for Mr. Carlisle, $2,183 for Mr. Shimano, $556 for Mr. Overby, and $599 for Ms. Alstott; (iv) matching contributions of $2,000 by Adept under its 401(k) Plan for each of Messrs. Carlisle and Shimano and for Ms. Alstott, and $1,635 for Mr. Overby; and (v) loan forgiveness and tax reimbursement of $60,159 for Ms. Alstott according to the terms of her April 1998 promissory note to Adept.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The option grants table has been excluded from the proxy statement because none of the Named Executive Officers was granted options during the fiscal year ended June 30, 2003.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The option exercises table has been excluded from the proxy statement because none of the Named Executive Officers exercised options during the fiscal year ended June 30, 2003.

Employment Contracts and Change-In-Control Arrangements

     Adept had no employment contracts with any of the Named Executive Officers, and no compensatory plans or arrangements with the executive officers that were activated upon resignation, termination or retirement of any executive officer upon a change in control of Adept through fiscal year 2003. Adept has entered into an employment agreement with its new Chief Executive Officer, Robert H. Bucher, however, which agreement contains provisions that may be activated upon a change in control of Adept. Mr. Bucher's employment agreement is further described in "Certain Transactions" below.

Compensation Committee Interlocks and Insider Participation

     In fiscal 2003, the Compensation Committee consisted of Messrs. Mock and Pomeroy until Mr. Pomeroy's resignation in January 2003 at which point Mr. Kelly was appointed to the Compensation Committee. Mr. Kelly has served on the Compensation Committee since January 2003 and also serves as Vice-Chairman and a managing director of Broadview International, which during part of fiscal 2003, served as a financial advisor to Adept. Broadview no longer serves as financial advisor to Adept, and no future compensation will be payable to Broadview as a result of the services it provided. See "Certain Transactions." Mr. Codd was appointed to the Compensation Committee in October 2003.

Report of Compensation Committee of the Board of Directors

     This Report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange
Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Adept specifically incorporates this information by reference into such filing.

     The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to Adept's executive officers with respect to the compensation paid to our executive officers for the fiscal year ended June 30, 2003.

     General. The responsibilities of the Compensation Committee are to administer Adept's various incentive plans, including the 1995 Director Option Plan, 1993 Stock Plan and 2001 Stock Option Plan, collectively referred to as the Equity Plans, review and approve Adept's benefit plans, and to set compensation policies applicable to Adept's executive officers. The Committee's fundamental policy is to offer Adept's executive officers competitive compensation opportunities based upon the overall performance of Adept, the individual contribution of officers to the financial success of Adept and market rates of compensation at similarly situated technology companies. It is the Committee's objective to have a substantial portion of each officer's total compensation contingent upon Adept's performance, as well as upon the officer's own level of performance. Accordingly, each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is established primarily on the basis of individual qualifications, performance and market considerations, (ii) annual variable performance awards payable in cash and tied to Adept's achievement of financial performance goals and the executive's contribution to the achievement of those goals, and (iii) long-term stock-based incentive awards that are intended to strengthen the mutuality of interests between the executive officers and the shareholders.

     Base Salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within Adept. The
Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness with similarly situated companies.

     Bonuses. The Compensation Committee sets new goals for each executive and Adept as a whole each fiscal year on the basis of past performance and objectives for the next fiscal year. Cash awards were not paid to any executive officers in fiscal 2003.

     Equity Plans. The Equity Plans are long-term incentive plans for Adept's employees, executive officers and directors. These plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of Adept common stock. The Compensation Committee believes that long-term stock ownership by executive officers and employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of Adept. Because the value of an option bears a direct relationship to Adept's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage Adept in a manner which will benefit all shareholders.

     The Equity Plans authorize the Compensation Committee to award stock options to employees at any time. The exercise price per share of each stock option is generally equal to the prevailing market price of a share of Adept common stock on the date the option is granted. The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees of similarly situated companies, as well as the executive officer's relative position and responsibilities with Adept, the individual performance of the executive officer over the previous fiscal year, the anticipated contribution of the executive officer to the attainment of Adept's long-term strategic performance goals, the dilutive effect of the option grant, and, with respect to the 2001 Stock Option Plan only in certain cases, the amount of the salary reduction taken by the employee. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

   CEO Compensation.

     Compensation for the CEO is determined through a process similar to that discussed above for the other executive officers. The compensation of Mr.
Carlisle, Adept's CEO from June 1983 to November 2003, consisted of base salary, bonuses and stock options. The board of directors periodically reviewed Mr. Carlisle's base salary and bonus and revised his compensation based on the board's overall evaluation of his performance toward the achievement of Adept's financial, strategic and other goals, with consideration given to his length of service and to competitive chief executive officer compensation information. In fiscal 2003, Mr. Carlisle earned a base salary of $274,536 as set by the Committee, which represented a salary decrease of over $46,000 from his prior year base salary. Mr. Carlisle voluntarily elected to forgo $67,404 of his otherwise payable base salary, however, and consequently was paid $207,132 in base salary for fiscal 2003. Adept has no obligation to pay Mr. Carlisle foregone amounts. For fiscal 2003, based upon its review of Adept's overall financial and business performance during the year as well as its performance relative to competitors, the Committee did not grant bonuses to any of its executive officers, including Mr. Carlisle. In addition, none of Adept's executive officers were granted any stock options in fiscal 2003; however, stock options have been granted to Adept's executive officers after the 2003 fiscal year end.

     Section 162(m). The board of directors has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to Adept's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the proxy statement, unless the compensation is performance-based. Adept has adopted a policy that, where reasonably practicable, Adept will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m) if such provision is applicable.

Respectfully submitted by the Compensation Committee of the Board of Directors of Adept Technology, Inc. for the fiscal year ended June 30, 2003,

Cary R. Mock
Michael Kelly

                    STOCK PRICE PERFORMANCE MEASUREMENT GRAPH

     The stock price performance graph set forth below assumes that $100 was invested on June 30, 1998 in Adept common stock and in The Nasdaq Stock Market U.S. Index and in a Peer Group Index, comprised of 14 companies in the robotics and vision systems industries, and that all dividends were reinvested.

     The information set forth under this caption is not soliciting material, is not deemed to be filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing by Adept under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Adept specifically incorporates this information by reference into any filings.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                                   Cumulative Total Return
                                     ------------------------------------------------------------------------------------
                                        6/30/98        6/30/99        6/30/00        6/30/01       6/30/02       6/30/03
                                     ------------   ------------   ------------   ------------   -----------   ----------
ADEPT TECHNOLOGY, INC. .............  $  100.00      $  128.93      $  618.18      $  130.91      $  27.77      $  5.82
NASDAQ STOCK MARKET (U.S.) .........     100.00         143.67         212.43         115.46         78.65        87.33
PEER GROUP .........................     100.00         170.67         285.09         245.76        187.16       183.02

                                [OBJECT OMITTED]

                             CERTAIN TRANSACTIONS

Certain Transactions

   Bucher Letter Agreement

     Adept entered into an employment agreement dated November 3, 2003, referred to as the Employment Agreement, with Mr. Robert H. Bucher. The Employment Agreement provides, among other things, for Mr. Bucher's employment as Chief Executive Officer at an initial base salary of $300,000 per year. Mr. Bucher, who began serving as Chief Executive Officer of Adept effective
November 4, 2003, is an employee of Adept's Canadian wholly-owned subsidiary. Mr. Bucher is also provided interim travel and relocation assistance including travel reimbursement of up to $4,000 per month, plus the difference between accumulated travel reimbursements and $50,000 upon Mr. Bucher's relocation. Under the Employment Agreement, Mr. Bucher is also eligible to earn annual variable incentive compensation in an amount up to 100% of his base salary, subject to Mr. Bucher and Adept achieving certain individual and corporate performance goals to be determined. Any amount of incentive compensation earned by Mr. Bucher becomes payable only upon Adept achieving a specified level of cumulative positive cash flow. The Employment Agreement also provided for the grant of a stock option for 600,000 shares of common stock under Adept's 2001 Stock Option Plan. The option was granted to Mr. Bucher on November 3, 2003. In addition to the above grant, the Employment Agreement provides for the potential grant of a stock option for 50,000 shares of common stock under Adept's 2001 Stock Option Plan upon the achievement of specific goals to be mutually determined by Mr. Bucher and the Compensation Committee. In the event of a change in control of Adept, as defined in the 2001 Stock Option Plan, in which the surviving entity does not offer Mr. Bucher employment in a substantially identical capacity as Mr. Bucher's employment with Adept or one of its subsidiaries immediately prior to the change of control with substantially similar compensation to the compensation being paid to Mr. Bucher at the time of such change in control, Mr. Bucher will be granted a lump sum payment of six months' base salary and vesting will accelerate as to 1/4th of the aggregate options granted to Mr. Bucher under the Employment Agreement (which is equivalent to an additional 12 months of vesting).

   Carlisle and Shimano Separation Arrangements

     Brian Carlisle served as Adept's Chief Executive Officer and Chairman of the Board from June 1983 to November 2003, at which time Mr. Carlisle resigned as Chief Executive Officer and Chairman of the Board to serve as Adept's President. Effective December 5, 2003, Mr. Carlisle ceased employment with Adept and no longer serves as President. Bruce Shimano served as a director of Adept and as Vice President, Research and Development and Secretary of Adept from June 1983 to December 2003. Mr. Shimano resigned as a director of Adept effective December 2, 2003. Effective December 5, 2003, Mr. Shimano also ceased employment with Adept and no longer serves as Adept's Vice President, Research and Development and Secretary. At the time of printing of this proxy statement, Adept was in discussions with Messrs. Carlisle and Shimano regarding separation arrangements.

   Alstott Employment Termination

     On April 27, 1998, Adept loaned Marcy Alstott the sum of $300,000 under a promissory note. Except in certain circumstances, Adept agreed to forgive the loan at a rate of 10% per year beginning on March 23, 1999 and in the event that Ms. Alstott terminated her employment after March 28, 2002 or was terminated by Adept, the principal balance of the loan was no longer an obligation of Ms. Alstott. Ms. Alstott was obligated to pay interest annually on the note based upon the applicable federal short-term rate for each six-month period beginning May 1, 1999. Ms. Alstott ceased to be an executive officer of Adept on August 9, 2002. At the time of termination of her employment in October 2002, the balance on the loan was $180,000 and the loan was forgiven by Adept in full during fiscal 2003 pursuant to the terms of the 1998 promissory note and her severance agreement with Adept.

     Effective September 2002, Adept entered into a Severance Agreement and Release of All Claims with Ms. Alstott. Ms. Alstott's employment with Adept terminated on October 4, 2002 and as part of a severance package, Adept paid Ms. Alstott $73,750 in severance and a one-time payment of $53,000, representing loan forgiveness and tax reimbursement for 2003 per the terms of her April 1998 promissory note to Adept, plus medical insurance coverage through November 2002. In return for these payments and benefits, Ms. Alstott agreed to release Adept from any potential claims.

   Adept Loan

     On October 28, 2003, in consideration for $200,000 loaned to Adept by Brian R. Carlisle, Adept issued a Promissory Note in favor of Mr. Carlisle including a promise to pay to Mr. Carlisle the principal sum of $200,000, with interest accruing from the date of issuance at 6% per annum based on a 365-day calendar year, due and payable by Adept on October 28, 2005 (the "Note"). At the time of the issuance of the Note, Mr. Carlisle was Adept's Chief Executive Officer and Chairman of the Board. On November 21, 2003, Adept paid in full its debt obligations under the Note in the amount of $200,821.92, constituting principal plus accrued interest. At the time the Note was repaid, Mr. Carlisle was President of Adept. Mr. Carlisle is no longer employed with Adept.

   JDSU Agreement

     Pursuant to an agreement dated as of November 14, 2003 between JDS Uniphase Corporation, a worldwide optical technology company (Nasdaq: JDSU) and Adept, referred to as the JDSU Agreement, JDSU agreed to convert its shares of preferred stock of Adept to acquire 3,074,135, equal to approximately 19.9% of Adept's outstanding common stock prior to the 2003 financing (as described below), and to surrender its remaining shares of preferred stock to Adept. Pursuant to the terms of its $1.0 million promissory note dated October 30, 2002 with Adept, JDSU was repaid in full all principal and interest accrued on the promissory note with the proceeds of the 2003 financing. The JDSU Agreement also provides that JDSU is entitled to certain information rights with respect to Adept, including its annual and quarterly reports and SEC filings; piggyback registration rights where Adept is filing a registration statement for a public offering of securities to be issued by Adept or to be sold by any of its stockholders (excluding registration statements relating to any employee benefit plan or any merger or other corporate reorganization) and indemnification rights in connection with any registration of JDSU shares completed by Adept and up to $3.0 million in connection with the transactions contemplated by the JDSU Agreement. The JDSU Agreement terminates the rights and obligations, including the previous board observer rights and voting agreements of JDSU, under the Securities Purchase and Investor Rights Agreement, dated as of October 22, 2001, between JDSU and Adept, as well as the promissory note dated October 30, 2002.

   Broadview International Agreement

     In August 2002, Adept engaged Broadview International, LLC, an international mergers and acquisitions advisory firm, to assist Adept in evaluating its current business and strategic focus as well as to assess possible partners that would be synergistic when combined with Adept. Mike
Kelly, a director of Adept, is currently Vice-Chairman and has served as a managing director of Broadview International, LLC. The engagement of Broadview International, LLC, was approved by a majority of the disinterested members of the board of directors. Adept paid a $50,000 engagement fee to Broadview in October 2002. In early 2003, the engagement was terminated by its terms. The engagement agreement with Broadview provided that, subject to certain exceptions, Broadview would be entitled to payment of a success fee in the event that a transaction was completed within one year of the agreement's termination date with a party with whom contact was initiated or developed by Broadview, Adept or a third party prior to the termination date. Broadview has agreed to waive any obligation of Adept to pay any success fee or other compensation to which Broadview may have been or otherwise be entitled under the agreement as a result of any transaction completed after the termination date. There is no further fee, expense reimbursement or other compensation owing under the engagement agreement, and no compensation is payable to Broadview for any transaction which has been or may be completed by Adept.

   Tri-Valley Lease Restructuring

     On  August  6,  2003,  we  completed  a lease restructuring with Tri-Valley
Campus I, LLC, the landlord for our Livermore, California corporate headquarters and facilities who was not affiliated with Adept. Under the lease amendment, we were released of our lease obligations for two unoccupied buildings in

Livermore and received a rent reduction on the occupied building from $1.55 to $1.10 per square foot for a lease term extending until May 31, 2011. In addition, the lease amendment carries liquidated damages in the event of default on the lease payments equivalent to one year of rent obligations on the original lease. In the event of Adept's bankruptcy or a failure to make payments to the landlord of our Livermore, California facilities within three days after a written notice from the landlord, a default would be triggered on the lease. Finally, under the lease amendment Adept agreed to relocate once to another facility anywhere in the South or East Bay Area between San Jose and Livermore at the landlord's option, provided that the new facility is comparable and upon providing Adept reasonable notice and paying Adept's moving expenses. In connection with the lease restructuring, we issued a three year, $3.0 million convertible subordinated note due June 30, 2006 in favor of the landlord bearing an annual interest rate of 6.0%, which is subordinated to our receivables purchase facility with Silicon Valley Bank. Principal and interest are payable in cash, unless the landlord elects to convert the note into Adept's common stock, in which case interest on the principal amount converted will be paid, at the election of Adept, in cash, by converting such interest into principal amount or by issuance of Adept common stock. The note is convertible at any time at the option of the holder into common stock at a conversion price of $1.00 per share and the resulting shares carry certain other rights, including piggyback registration rights and co-sale rights in equity sales by Adept or its management. Payment under the note will be accelerated in the event of a default, including the insolvency or bankruptcy of Adept, Adept's failure to pay its obligations under the note when due, Adept's default on certain material agreements, including the Livermore lease, the occurrence of a material adverse change with respect to Adept's business or ability to pay its obligations under the note, or a change of control of Adept without the landlord's consent. Adept continues to lease its Livermore facilities from Tri-Valley Campus I, LLC, and lease payments for fiscal 2004 are expected to be approximately $1.0 million.

   2003 Financing

     On November 14, 2003, we entered into purchase agreements with several investors, including affiliates of Jon D. Gruber and J. Patterson McBaine and affiliates of Austin W. Marxe and David M. Greenhouse as detailed in the section entitled "Security Ownership of Certain Beneficial Owners and Management" above. The transactions contemplated by these purchase agreements are referred to as the 2003 financing in this proxy statement. Under the purchase agreement with the affiliates of Marxe and Greenhouse, referred to as the SSF Purchase Agreement, we agreed to issue and sell an aggregate of 8,888,900 shares of common stock at a per share purchase price of $0.90 and warrants to purchase an aggregate of 4,444,450 of common stock at an initial per share price equal to $1.25. Under the purchase agreement with the affiliates of Gruber and McBaine, referred to as the Gruber Purchase Agreement, we agreed to issue and sell an aggregate of 2,222,221 shares of common stock at a per share purchase price of $0.90 and warrants to purchase an aggregate of 1,111,110 of common stock at an initial per share price equal to $1.25, with substantially similar terms as the SSF Purchase Agreement. We completed the 2003 financing on November 18, 2003 and received gross proceeds from the issuance and sale of our common stock in this financing in the amount of $10.0 million.

     Pursuant  to  the  SSF  Purchase  Agreement  (but  not  the Gruber Purchase
Agreement), provided that SSF and the investors in the 2003 financing affiliated with SSF collectively beneficially own at least five percent of Adept's outstanding common stock, Adept agreed to the designation by Special Situations Fund III, L.P., referred to as SSF, of one person for election to Adept's board of directors, and to use its commercially reasonable efforts to cause such designee to be elected to the board of directors. SSF and the Investors also have the right, pursuant to the SSF Purchase Agreement, to remove and replace such designee, and Adept has agreed thereunder to use its commercially reasonable efforts to effect any such removal and replacement. Pursuant to the purchase agreements, Adept also agreed to provide the investors with certain information rights, covenanted to take various actions, including registering the common stock and any shares issuable upon conversion of the warrants issued in the 2003 financing, and listing such shares and warrants shares if Adept's shares are listed on an exchange or quotation system, and refraining from materially reducing its insurance. Adept also granted rights to indemnification generally for an 18 month period for the representations, warranties and covenants in the purchase agreements.

     In addition to the issuance of Adept common stock, we issued warrants to purchase an aggregate of up to 5,555,560 shares of common stock at a per share exercise price of $1.25. The warrants have a term of exercise expiring on November 18, 2008. The number of shares issuable upon exercise and the per share exercise price of the warrants is subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification or merger or consolidation. Subject to certain exceptions, the per share exercise price of the warrants is also subject to weighted average antidilution adjustment in the case of an issuance of shares of common stock or securities exercisable for or convertible into common stock, at a per share price less than the per share exercise price of the warrants then in effect. The warrants are exercisable at any time prior to their expiration date by delivering the warrant certificates to us, together with a completed election to purchase and the full payment of the exercise price or by means of a "net exercise" feature under which Adept does not receive any cash, but rather, the number of shares issued upon exercise is net of the number of shares withheld by Adept in lieu of payment of the exercise price. Under limited circumstances, where the closing price of Adept common stock is at least $2.50, subject to any adjustment for stock splits and similar events, for 20 consecutive trading days during which a registration statement covering the warrant shares is effective for at least 15 days, may call the cash exercise of the warrants. The call right is subject to a 30 day advance notice by Adept, which notice period shall be extended for a number of days equal to the number of days for which the registration statement covering the warrant shares is not effective.

     Adept also entered into registration rights agreements with the investors in the 2003 financing under which we have agreed to register for resale by the investors the shares of common stock issued and issuable upon exercise of the warrants issued in the 2003 financing, as such number of shares may be adjusted as described above. Under the registration rights agreement, we are required to file, at our expense, a registration statement covering the common stock and warrant shares no later than 60 days after the closing of the 2003 financing. If this filing date is not met or if the registration statement is not effective within 120 days after the closing, Adept will be required to pay to the investors liquidated damages in an amount equal to 1.5% of the aggregate amount paid by the investors for any 30 days by which the filing date or effective date is delayed. Adept has certain rights to delay updating the registration statement or prospectus included in the registration statement during periods while we are in possession of material non-public information that would be required to be included in the prospectus, including during periods between the publication of our quarterly earnings information press release and filing of our quarterly or annual report, as applicable, with the SEC. Adept also has certain obligations to indemnify the investors in the 2003 financing for losses incurred by the investors in connection with any untrue statements of material fact or material omissions in the registration statement and for certain violations of securities and other similar laws.

     Effective as of November 18, 2003 upon the consummation of the 2003 financing, the SSF Entities designated Robert J. Majteles to serve as a member of our board of directors and Adept's board of directors approved Mr. Majteles' addition to the board, filling the vacancy created by the resignation of Mr.
Carlisle as a director. Mr. Majteles is the managing member of Treehouse Capital, LLC, an investment firm. Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Fund, L.P. have entered into an agreement with Mr. Majteles and Treehouse Capital pursuant to which Treehouse Capital, through Mr. Majteles, provides certain management and financial advisory services for the funds on request. If Mr. Majteles' services are requested by the funds with respect to a particular portfolio investment, Treehouse Capital is entitled to ten percent of the funds' net gain (as defined) or net loss (as defined) on the investment during the term of the agreement, offset by certain fees that may be paid by the portfolio company to Treehouse Capital or Mr. Majteles directly. Under the agreement, Mr. Majteles is required to act independently of the funds in discharging his fiduciary duties to shareholders of any company for which he serves as a member of the Board of Directors and also is obligated not to disclose to the funds or use for his own benefit any confidential information he obtains in connection with his service for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the funds. Mr. Majteles has agreed to serve as a member of Adept's board of directors pursuant to this agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, or Exchange Act, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of Adept's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Adept with copies of all Section 16(a) forms they file. To Adept's knowledge, based solely on a review of the copies of such reports furnished to us or written representatives received from certain reporting persons, during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Shareholder Proposals

     In order for business to be conducted or nominations to be considered at the annual meeting, the business or nominations must be properly brought before the meeting. Under Rule 14a-8 of Regulation 14A of the Exchange Act, any shareholder intending to submit to Adept a proposal that qualifies for inclusion in Adept's proxy statement and proxy relating to the annual meeting of shareholders to be held in 2005 must submit such proposal in writing to the secretary of Adept so that it is received by Adept no later than August 23, 2004 and must satisfy the other requirements of Rule 14a-8. The submission of a shareholder proposal does not guarantee that it will be included in Adept's proxy statement or proxy.

     Alternatively, under Adept's bylaws, a proposal or nomination that the shareholder does not seek to include in Adept's proxy statement pursuant to Rule 14a-8 may be brought before the annual meeting if timely notice is submitted in writing to the secretary of the corporation and such other business is a proper matter for shareholder action under the California General Corporations Law. To be timely under Adept's bylaws, a shareholder's notice must be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on October 25, 2004 (the 90th day prior to January 23, 2005, the first anniversary of the preceding year's annual meeting) nor earlier than the close of business on September 24, 2004 (the 120th day prior to January 23, 2005, the first anniversary of the preceding year's annual meeting), unless certain circumstances arise. If the shareholder does not also comply with the requirements of Rule 14a-4, Adept may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such shareholder proposal or nomination submitted by a shareholder.

Other Matters

     Adept knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

Adjournment of the Annual Meeting

     In the event that there are not sufficient votes to approve any proposal incorporated in this proxy statement at the time of the annual meeting, the proposal could not be approved unless the annual meeting was adjourned in order to permit further solicitation of proxies from holders of Adept common stock. Proxies that are being solicited by Adept's board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the annual meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the annual meeting. A majority of the shares represented and voting at the annual meeting is required to approve the adjournment, regardless of whether there is a quorum present at the annual meeting.

                                 ANNUAL REPORT

     A copy of Adept's Annual Report for the fiscal year ended June 30, 2003 has been mailed to all shareholders entitled to notice of and to vote at the annual meeting, either in a previous mailing or concurrently with this proxy statement. The Annual Report is not incorporated into this proxy statement and is not proxy soliciting material.

                                            By Order of the Board of Directors


                                            /s/ Ronald E. F. Codd

                                            Ronald E.F. Codd
                                            Secretary

Dated: December 19, 2003

                                                                      Appendix A

                            ADEPT TECHNOLOGY, INC.

                            2003 STOCK OPTION PLAN

1. PURPOSE

     The purpose of the Adept Technology, Inc. 2003 Stock Option Plan (the "Plan") is to provide Participants with an increased economic and proprietary interest in the Company in order to encourage those Participants to contribute to the success and progress of the Company. The Plan provides for the grant of Options which shall qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of Options which shall not qualify as incentive stock options pursuant to
Section 422 of the Code.

2. DEFINITIONS

   (a) "Administrator" means the Administrator of the Plan in accordance with Section 11.

   (b)       "Board of Directors" means the Board of Directors of the Company.

   (c) "Common Stock" means shares of the Company's common stock, no par value per share, subject to adjustment as provided in Section 8.

   (d)       "Company" means Adept Technology, Inc.

   (e) "ISOs" shall mean Options which qualify as incentive stock options within the meaning of Section 422 of the Code.

   (f) "Options" shall mean a right to purchase Common Stock (subject to adjustment as provided in Section 8) pursuant to the terms and conditions of the Plan.

   (g)       "Participants" shall mean those eligible  individuals  described in
             Section 3 to whom Options have been granted from time to time by the Administrator.

   (h)       "Plan" means this Adept Technology, Inc. 2003 Stock Option Plan.

   (i) "Retirement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean retirement from active employment with the Company or its Subsidiaries (i) at or after age 55 and with the approval of the Administrator or (ii) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

   (j) "Subsidiary" shall mean any present or future subsidiary of the Company as defined in Section 424(f) of the Code.

   (k) "Total and Permanent Disablement" shall have the meaning set forth in Section 22(e)(3) of the Code. The determination of the Administrator as to an individual's Total and Permanent Disablement shall be conclusive on all parties.

3. ELIGIBLE PARTICIPANTS

     Options may only be granted to employees and prospective employees of the Company and its Subsidiaries as selected by the Administrator.

4. EFFECTIVE DATE AND TERMINATION OF PLAN

     This Plan shall be effective on the date the Board adopts this Plan, subject to the terms hereof (the "Effective Date"). All Options granted under this Plan are subject to, and may not be exercised before (i) the receipt of such qualifications, registrations or approvals required by applicable law and
(ii) the approval of this Plan by the stockholders, provided that if such approval by such regulatory body or the stockholders of the Company is not forthcoming, all Options previously granted under this Plan shall be void. The Plan shall remain available for the grant of Options until the tenth anniversary of the Effective

Date and no Options shall be granted under the Plan after the tenth anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations of the Participants (or authorized transferee) and the Company arising under Options theretofore granted and then in effect.

5. SHARES SUBJECT TO THE PLAN AND TO OPTIONS

     The aggregate number of shares of Common Stock issuable pursuant to all Options granted under the Plan will not exceed 500,000 shares of the Company's Common Stock, subject to adjustment as provided in Section 8. Such shares may consist of authorized and unissued shares of the Company's Common Stock. The aggregate number of shares of Common Stock issued pursuant to Options granted under the Plan at any time shall equal only the number of shares of Common Stock issued upon the exercise of Options and not returned to the Company upon the cancellation, expiration or forfeiture of an award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price or tax obligation with respect to an Option.

6. GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options may be granted at any time and from time to time prior to the termination of the Plan, to Participants selected by the Administrator. The aggregate number of shares of Common Stock subject to Options granted pursuant to the Plan during any calendar year to any one Participant shall not exceed 25,000 shares. No Participant shall have any rights as a stockholder with respect to any shares of stock subject to Option hereunder until said shares have been issued. Each Option shall be evidenced by a written stock option agreement and/or such other written arrangements as may be approved from time to time by the Administrator. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the following terms and conditions:

   (a) Price: The purchase price under each Option shall be established by the Administrator. In no event will the purchase price be less than 100% of the fair market value of the Common Stock on the date of grant. Notwithstanding the foregoing, if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company or its Subsidiaries (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), the purchase price of such Option must be no less than 110 percent of the fair market value of the Common Stock on the date of grant.

             The purchase price of any Option may be paid in cash or any alternative means acceptable to the Administrator, including without limitation an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option and the acceptance of a promissory note secured by the number of shares of Common Stock then issuable upon exercise of the Options.

   (b) Duration and Exercise or Termination of Option: Unless the Administrator provides otherwise, Options shall become exercisable as to 25% of the Options granted on the date which is one year after the date of the grant and as to 1/48th of the Options granted each month thereafter (for a total of four year vesting). Each Option granted must expire within a period of not more than one hundred twenty (120) months from the date of grant and will not be exercisable after the expiration of such period. Notwithstanding the foregoing, in the case of the grant of an Option intending to qualify as an ISO, if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company or its Subsidiaries (after applying the ownership attribution rules set forth under Section 422(d) of the Code and any successor provision), the Option must expire within a period of not more than five (5) years from the date of grant and will not be exercisable after the expiration of such period. Notwithstanding the foregoing, in the case of an Option granted to persons other than officers of the Company or its affiliates, the Option's vesting period shall be at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions including, without limitation, continued employment; in the case of an Option granted to officers of the Company or its affiliates, the Option shall vest at any time or during any period established by the Administrator.

   (c) Termination of Employment: Subject to Section 6(b), unless the Administrator specifies otherwise, upon the termination of the Participant's employment, his or her rights to exercise an Option then held shall be only as follows:

             (1) Death. Upon the death of a Participant while in the employ of the Company or its Subsidiaries, all of the Participant's Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the six (6) months next succeeding the date of death. Any and all Options that are unexercised during the six (6) months next succeeding the date of death shall terminate as of the end of such six (6) month period.

                  If a Participant should die within thirty (30) days of his or her termination of employment with the Company or its Subsidiaries, an Option shall be exercisable by his or her estate, heir or beneficiary at any time during the six (6) months succeeding the date of termination, but only to the extent of the number of shares as to which such Option was exercisable as of the date of such termination. Any and all Options that are unexercised during the six (6) months succeeding the date of termination shall terminate as of the end of such six (6) month period. A Participant's estate shall mean his or her legal representative or other person who so acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant.

             (2) Total and Permanent Disablement. Upon termination as a result of the Total and Permanent Disablement of any Participant, all of the Participant's Options then held shall be exercisable for a period of six (6) months after termination. Any and all Options that are unexercised during the six (6) months succeeding the date of termination shall terminate as of the end of such six (6) month period.

             (3) Retirement. Upon Retirement of a Participant, the Participant's Options then held shall be exercisable for a period of twelve (12) months after Retirement, except in the case of Options intending to qualify as ISOs, such Options shall be exercisable for a period of three (3) months after Retirement. The number of shares with respect to which the Options shall be exercisable shall equal the total number of shares which were exercisable under the Participant's Option on the date of his or her Retirement. Any and all Options that are unexercised during the twelve (12) months or three (3) months (as appropriate) succeeding the date of termination shall terminate as of the end of such twelve (12) or three (3) month period.

             (4) Cause. If a Participant's employment is terminated by the Company for cause (as determined by the Administrator in its sole discretion), all Options granted to such Participant shall terminate as of such date.

             (5)  Other   Reasons.   Upon  the  date  of  a  termination   of  a
                  Participant's employment for any reason other than those stated above in Sections 6(c)(1), (c)(2), (c)(3) and (c)(4), any Option that is otherwise exercisable and not expired as of such termination date shall expire the date which is thirty
                  (30) days following such termination date.

   (d) Transferability of Option: Each Option shall be nontransferable by the Participant other than by will or the laws of descent and distribution and shall only be exercisable by the Participant during his or her lifetime.

   (e) Cancellation: The Administrator may, at any time prior to exercise and subject to receipt of consent of the Participant, cancel any Options previously granted.

   (f) Conditions and Restrictions Upon Securities Subject to Options: The Administrator may provide that the shares of Common Stock issued upon exercise of an Option shall be subject to such further conditions or agreements as the Administrator in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the shares issued upon exercise (including the actual or constructive surrender of Common Stock already owned by the Participant or authorized transferee).

   (g) Other Terms and Conditions: Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate. No Option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in the Company's or its Subsidiaries' employ or service nor limit in any way the Company's or its Subsidiaries' right to terminate his or her employment at any time. In the case of Options intending to qualify as ISOs,
             Section 422 of the Code provides that Options shall not be treated as ISOs if and to the extent that the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, taking ISOs into account in the order in which they were granted.

7. LOANS

     Subject to the requirements of applicable law (including, without limitation, the applicable requirements of the Sarbanes-Oxley Act), the Company may make loans, at the request of the Participant (or authorized transferee) and in the sole discretion of the Administrator, for the purpose of enabling the Participant (or authorized transferee) to exercise Options granted under the Plan and to pay the tax liability resulting from an Option exercised under the Plan. The Administrator shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares received upon exercise of such Option.

8. ADJUSTMENT OF AND CHANGES IN THE STOCK

     In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, recapitalization, combination of shares, stock splits, reverse stock splits, spin-offs, the payment of a stock dividend or extraordinary cash dividend, or other distribution of the Company's stock for which no consideration is received by the Company or otherwise, then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the Plan, may be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options may also be amended as to price and other terms if necessary to reflect the foregoing events.

     In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise, then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised and may provide for cancellation of such accelerated Options which are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan shall comply with the applicable requirements, provisions and restrictions of the Code and applicable law (including, without limitation, California law).

     No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 8. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

9. LISTING OR QUALIFICATION OF STOCK

     In the event that the Board of Directors or the Administrator determines in its discretion that the listing, qualification or registration of the Plan shares on any securities exchange or quotation or trading system or under any applicable law (including state securities laws) or governmental regulation is necessary as a condition to the issuance of such shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

10. WITHHOLDING

     To the extent required by applicable federal, state, local or foreign law, a Participant (or authorized transferee) shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to him or her upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired, provided that such will not result in an accounting charge to the Company or its Subsidiaries.

11. ADMINISTRATION AND AMENDMENT OF THE PLAN

     The  Plan  shall  be  administered  by  the  Administrator who shall be the
Compensation Committee of the Board of Directors or, in the absence of a Compensation Committee, the Board of Directors itself. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation: (a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (b) to determine which persons are Participants (as defined in
Section 3 hereof) and to which of such Participants, if any, an Option shall be granted hereunder and the timing of any such Option grants; (c) to determine the number of shares of Common Stock subject to an Option and the exercise or purchase price of such shares; (d) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to an Option; (e) to waive conditions to and/or accelerate exercisability of an Option, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion; (f) to prescribe and amend the terms of Option grants made under this Plan (which need not be identical); (g) to determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and (h) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company or its Subsidiaries.

     All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, shall be final and binding on all Participants (and authorized transferees). The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

     The Administrator may, from time to time, delegate some of its responsibilities with respect to the administration of the Plan to such persons as it may designate in its sole discretion but may not delegate authority to grant Options to a person who is not a member of the Board of Directors.

     The interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive. The Board of Directors may periodically adopt rules and regulations for carrying out or interpreting the provisions of the Plan, and amend the Plan as desired, without further action by the Company's stockholders except to the extent required by the Plan and by applicable law.

     The Board may amend, alter or discontinue the Plan and the Administrator may amend or alter any Option granted under the Plan, but no amendment or alteration shall be made which would impair the rights of the holder of any Option, without such holder's consent, provided that no such consent shall be required if the Administrator determines in its sole discretion and prior to the date of any change in control (as may be defined, if applicable, in the agreement evidencing such Option) that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Option to satisfy any applicable law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 8, the Plan may not be amended to increase the number of shares of Common Stock authorized for issuance or reduce the exercise price of outstanding Options, unless approved by the Company's stockholders.

12. TIME OF GRANTING OPTIONS

     The effective date of such Option shall be the date on which the grant was made by the Administrator. Within a reasonable time thereafter, the Company will deliver the Option to the Participant.

13. LIABILITY OF COMPANY
     The Company and any Subsidiary which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

   (a)          The  Non-Issuance  of  Shares.  The  rescission  of  an  Option, non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

   (b)          Tax   Consequences.   Any  tax  consequence  expected,  but  not
              realized, by any Participant (or authorized transferee) or other person due to the receipt, exercise or settlement of any Option granted hereunder.

14. NON-EXCLUSIVITY OF PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15. GOVERNING LAW

     This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law. The Administrator may provide that any dispute as to any Option shall be presented and determined in such forum as the Administrator may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Option to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

16. INFORMATION TO PARTICIPANTS

     Each Participant hereunder shall be provided a copy of the Company's annual financial statements.

                                                                      Appendix B

                            ADEPT TECHNOLOGY, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. Purpose

   The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of Adept Technology, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing i) the integrity of the Corporation's financial statements and other filings provided to shareholders and the SEC; ii) the effectiveness of the Corporation's system of internal controls surrounding operations and compliance with laws and regulations; and
iii) the Corporation's auditing, accounting and financial reporting processes. The Audit Committee's primary duties and responsibilities consist of the following:

   o     Serve  as  an   independent   and   objective   party  to  monitor  the
         Corporation's financial reporting process and system of internal controls established by management.

   o Select, appoint (subject to the ratification of shareholders), and oversee the work of the Corporation's independent auditors. Review and evaluate the qualifications, performance and independence of the Corporation's independent auditors on at least annually.

   o Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

   o Prepare the report that Securities and Exchange Commission rules require be included in the Corporation's annual proxy statement

   The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent" director as defined under the National Association of Securities Dealers, Inc. ("NASD") rules. Each member of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the committee shall have accounting or related financial management expertise, both as provided in the NASD rules. Annually, prior to filing the Corporation's Annual Report on Form 10-K, the Board shall determine whether one member of the Audit Committee is an "audit committee financial expert" within the meaning of Item 401(h)(2) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve for a term of one year or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, members of the Committee may designate the Chair by majority vote of the full Committee membership.

III. Meetings

   The Committee shall meet as often as its Chairman may deem necessary or appropriate, but at least quarterly, or more frequently as circumstances dictate, either in person or telephonically. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will meet in person periodically in separate sessions with management, the corporate controller, key accounting managers and the independent auditors.

   The Committee shall report periodically to the Board of Directors. A majority of the members of the Audit Committee shall constitute a quorum.

IV. Responsibilities and Duties

   To fulfill its responsibilities and duties the Audit Committee shall:

Financial Reporting Content

    Activities

 1. Review the Corporation's annual financial statements, annual and quarterly reports on Forms 10-K and 10-Q, and other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

 2. Review periodically with general counsel any legal and regulatory initiatives, proposals and other matters that may have a material impact on the Corporation's financial statements, compliance policies and programs.

 3. Discuss with management and the independent auditors (i) the matters required to be discussed by Auditing Standard No. 61 including the quality as well as the acceptability of the accounting principles applied in the financial statements; (ii) any new or changed accounting policies; (iii) significant estimates, judgments, and uncertainties; and (iv) accounting policies relating to significant financial statement items.

 4. Review with management and the independent auditors any significant matter identified as a result of the independent auditor's interim review procedures prior to the filing of each Form 10Q or as soon thereafter as possible. The Chair of the Committee may represent the entire Committee for purposes of this review.

 5. Review all off-balance sheet structures and transactions, any unusual or non-recurring transactions, and related party transactions impacting the financial statements of the Corporation with counsel and the independent auditors.

Independent Auditor Oversight

    Activities

 6. Directly appoint, retain, compensate, evaluate, oversee and terminate the Corporation's independent auditors (as further set forth in this charter).


 7. Review and discuss with the independent auditors all significant relationships the accountants have with the Corporation to determine the auditors' independence as required under Independent Boards Standard No. 1.

 8. Establish policies and procedures for the engagement of the Corporation's independent auditors, which shall include pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided by the independent auditors.

 9. Review the Audit Plan and related proposed Audit Scope with the independent auditors and financial management, the results of the annual audit examination and any accompanying management letters, any audit problems or difficulties and management's response to such matters. In connection therewith, review and approve the fee estimates and other compensation to be paid to the independent auditors.

10. Establish   hiring  policies  for  employees  or  former  employees  of  the independent auditors in compliance with applicable law.

11. Review,   at   least   annually,  the  qualifications,  performance  of  the
    independent   auditors   and   approve   any  proposed  termination  of  the
    independent auditors when circumstances warrant.

12. Review the activities, organizational structure, and qualifications of the internal audit department if established.

13. At least annually, obtain and review a report by the Corporation's independent auditors, which report shall describe: (a) the firm's internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; (c) all relationships between the independent auditors and the Corporation; and (d) any other matters required to be included in a letter from the independent auditor pursuant to Independence Standards Board Standard No. 1.

Financial Reporting Processes and Internal Control Oversight

    Activities

14. Review  and  consider the independent auditors' judgments about, the quality
    of   the   Corporation's  accounting  principles  and  financial  disclosure practices as applied in its financial reporting.

15. Review with the Chief Executive Officer and the Chief Financial Officer the procedures conducted in preparation of such officers' certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 or any other certifications required by applicable law, including review of any significant changes in internal control over financial reporting, the adequacy and effectiveness of the Corporation's internal controls and special audit steps adopted in light of any material control deficiencies, and review and discuss the Corporation's disclosure controls and procedures.

16. At such time as is appropriate to insure compliance with applicable law, review with the independent auditor and management, the Corporation's procedures to review and assess its internal control over financial reporting for purposes of preparing the "internal control report of management" as required pursuant to the Sarbanes-Oxley Act.

17. Review  and  evaluate  the  Corporation's  internal  controls  and  policies
    surrounding   the   safeguarding  of  assets  including  Investments,  Fixed
    assets, and Other tangible and intangible assets.

Process Improvement

    Activities

18. Establish and maintain regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors, and accounting management.

19. Review with the independent auditors and management the Management Letter including the findings and recommendations of the independent auditor together with Management's responses.

20. Review this Charter annually and amend or modify as conditions dictate at any time in accordance with applicable law.

Ethical and legal compliance

    Activities

21. Oversee the establishment, then review and update periodically a Code of Ethical Conduct in conjunction with the Nominating and Corporate Governance Committee, and insure that management has established a system to enforce this Code.

22. Review,  with  the Corporation's counsel, legal compliance matters including
    corporate   securities   trading   policies   and   investor  communications
    policies.

23. Unless otherwise completed by another independent body of the Board of Directors, review on an on-going basis, related parties transactions for potential conflict of interest situations, and approve transactions required to be disclosed in the Corporations' proxy statement pursuant to
    Item 404 of Regulation S-K regarding "related party transactions."

24. Establish, as required by applicable law or listing standards, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, which procedures shall include a system for the confidential, anonymous submission by employees regarding questionable accounting, internal accounting controls and auditing matters.

V. Outside Advisors

   The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Committee in the performance of its functions. The Corporation shall provide the Audit Committee with appropriate funding, as determined by the Committee, for the payment of compensation to the outside counsel, accountants, experts or other advisors employed by the Committee.

                                                                      Appendix C

--------------------------------------------------------------------------------
PROXY                         ADEPT TECHNOLOGY, INC.                       PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 23, 2004

         This Proxy is solicited on behalf of the Board of Directors of
                             Adept Technology, Inc.

   The  undersigned   shareholder  of  ADEPT  TECHNOLOGY,   INC.,  a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders, and hereby appoints Robert H. Bucher and Michael W. Overby, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ADEPT TECHNOLOGY, INC. to be held on Friday, January 23, 2004, at 8:00 a.m. local time, at the principal executive office of Adept Technology, Inc. located at 3011 Triad Drive, Livermore, California 94551 and at any adjournment(s) thereof, and to vote all shares of stock of ADEPT TECHNOLOGY, INC which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                      Please mark
                                                                                      your votes           [X]
                                                                                      as indicated in
                                                                                      this example

                                                                                      FOR    AGAINST    ABSTAIN
1. Election of Directors:                          2. To  approve  the  2003
   INSTRUCTION:   If  you           WITHHOLD          Stock Option Plan.              [ ]      [ ]        [ ]
   wish    to    withhold     FOR   FOR ALL
   authority  to vote for                          3. To     ratify      the          FOR    AGAINST    ABSTAIN
   any         individual     [ ]     [ ]             selection  of  Ernst &
   nominee(s), write that                             Young  to serve as the          [ ]      [ ]        [ ]
   nominee's(s')  name in                             independent   auditors
   the   space   provided                             of   Adept   for   the
   below.                                             fiscal   year   ending
                                                      June 30, 2004.
NOMINEES:
                                                      THIS   PROXY  WILL  BE
01 Robert H. Bucher, 02 Ronald E. F. Codd,            VOTED AS DIRECTED  OR,
03 Michael P. Kelly, 04 Cary R. Mock,                 IF     NO     CONTRARY
05 Robert J. Majteles                                 DIRECTION           IS
                                                      INDICATED,   WILL   BE
                                                      VOTED FOR THE ELECTION
----------------------                                OF    DIRECTORS;    TO
                                                      APPROVE THE 2003 STOCK
                                                      OPTION PLAN; TO RATIFY
                                                      THE SELECTION OF ERNST
                                                      & YOUNG  TO  SERVE  AS
                                                      THE        INDEPENDENT
                                                      AUDITORS  OF ADEPT FOR
                                                      THE FISCAL YEAR ENDING
                                                      JUNE  30,  2004 AND AS
                                                      SAID    PROXIES   DEEM
                                                      ADVISABLE    ON   SUCH
                                                      OTHER  MATTERS  AS MAY
                                                      PROPERLY  COME  BEFORE
                                                      THE MEETING.


Signature(s) ______________________________________________________________________    Dated ___________, 200_

   (This Proxy  should be marked,  dated and signed by the  shareholder(s)  exactly as his or her name  appears hereon,  and returned promptly in the enclosed  envelope.  Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

---------------------------------------------------------------------------------------------------------------